SEC. FILE NOS. 33-12447
811-5104

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
Registration Statement
Under
the Securities Act of 1933
Post-Effective Amendment No. 24
and
Registration Statement
Under
The Investment Company Act of 1940
Amendment No. 25

CAPITAL WORLD BOND FUND, INC.
(Exact Name of Registrant as specified in charter)
333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code:
(213) 486-9200


JULIE F. WILLIAMS, SECRETARY
CAPITAL WORLD BOND FUND, INC.
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)


Copies to:
ROBERT E. CARLSON, ESQ.
PAUL, HASTINGS, JANOFSKY & WALKER LLP
555 S. Flower Street
Los Angeles, CA 90071-2371
(Counsel for the Registrant)

Approximate date of proposed public offering:It is proposed that this filing become effective on May 15, 2002, pursuant to paragraph (b) of rule 485.

[logo - American Funds (sm)]




                                          The right choice for the long term/SM/




Capital World Bond Fund/(R)/

Retirement Plan Prospectus







TABLE OF CONTENTS
 1    Risk/Return Summary
 4    Fees and Expenses of the Fund
 5    Investment Objective, Strategies and Risks
 8    Management and Organization
10    Purchase, Exchange and Sale of Shares
11    Sales Charges
12    Sales Charge Reductions
12   Individual Retirement Account (IRA) Rollovers
13   Plans of Distribution
13    Distributions and Taxes
14    Financial Highlights







 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS







 May 15, 2002

Risk/Return Summary

The fund seeks to provide you, over the long term, a high level of total return as is consistent with prudent management, by investing primarily in investment grade bonds denominated in U.S. dollars or other currencies. The fund may also invest in lower quality, higher yielding debt securities. Bonds held in the fund's portfolio may provide total return through interest income, changes in the market value of the fund's investments and changes in the value of other currencies relative to the U.S. dollar.

The fund is designed for investors seeking returns through a portfolio of bonds issued by entities based around the world. Your investment in the fund is subject to risks, including the possibility that the value of the fund's investments may fluctuate in response to economic, political or social events in the U.S. or abroad. The values of debt securities owned by the fund may be affected by changing interest rates and credit risk assessments. Lower quality or longer maturity bonds may be subject to greater price fluctuations than higher quality or shorter maturity bonds.

Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or global political, social or economic instability, securities issued by entities based outside the U.S. may be affected to a greater extent. The fund is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer. However, the fund intends to limit its investments in the securities of any single issuer.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

Capital World Bond Fund / Prospectus

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge;
if one were included, results would be lower.)
[bar chart]
1992    .82
1993  16.73
1994  -1.43
1995  21.41
1996   6.35
1997  -0.36
1998  10.16
1999  -3.18
2000   1.46
2001   1.53
[end chart]


Highest/lowest quarterly results during this time period were:

HIGHEST                 7.43%  (quarter ended March 31, 1995)
LOWEST                  -2.71%  (quarter ended March 31, 1997)


The year-to-date result was -0.21% for the three months ended March 31, 2002.

                                           Capital World Bond Fund / Prospectus

Unlike the bar chart on the previous page, the Investment Results Table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial sales charge imposed. Class A share results reflect the maximum initial sales charge of 3.75%. Sales charges are reduced for purchases of $100,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

Since the fund's Class R shares were first available on May 15, 2002, comparable results for these classes are not available for the 2001 calendar year.

 INVESTMENT RESULTS TABLE (WITH MAXIMUM SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                                 ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME/1/
-------------------------------------------------------------------------------
 CLASS A - BEGAN 8/4/87           -2.28%     1.05%       4.67%        6.52%
 SSB World Govt Bond Index/2 /    -0.99%     2.16%       5.32%        7.12%
 Lipper Global Income Funds
 Average/3/                        2.63%     3.04%       4.93%        5.98%
 Consumer Price Index/4/           1.55%     2.18%       2.51%        3.10%
 Class A 30-day yield at December 31, 2001: 4.85%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)


1 Lifetime results are as of the date Class A shares first became available.
2 The Salomon Smith Barney World Government Bond Index includes the 19 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States and includes eligible markets which must total at least US $20 billion, DM 30 billion and 2.5 trillion yen for three consecutive months. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Global Income Funds Average represents an average of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
4 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Capital World Bond Fund / Prospectus

Fees and Expenses of the Fund


 SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  ALL R SHARE
                                                       CLASS A      CLASSES
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    3.75 %/1/    none
 Maximum sales charge imposed on reinvested dividends   none         none
 Maximum deferred sales charge                          none/2/      none
 Redemption or exchange fees                            none         none


1 Sales charges are reduced or eliminated for purchases of $100,000 or more.
2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.


 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                              CLASS A  R-1/1/  R-2/1/  R-3/1/  R-4/1/   R-5/1/
 Management Fees               0.64%   0.64%   0.64%   0.64%   0.64%    0.64%
 Distribution and/or Service
 (12b-1) Fees/2/               0.24%   1.00%   0.75%   0.50%   0.25%    none
 Other Expenses                0.24%   0.24%   0.44%   0.30%   0.22%    0.17%
 Total Annual Fund Operating
 Expenses                      1.12%   1.88%   1.83%   1.44%   1.11%    0.81%


1 Based on estimated amounts for the current fiscal year.
2 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed 0.30%, 1.00%, 0.75%, and
 0.50%, respectively, of the class' average net assets annually. Class R-1 fees will always be 1.00% of the class' average net assets annually.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

                        ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
 Class A/1/               $485       $718        $  969      $1,687
 R-1                      $191       $591        $1,016      $2,201
 R-2                      $186       $576        $  990      $2,148
 R-3                      $147       $456        $  787      $1,724
 R-4                      $113       $353        $  612      $1,352
 R-5                      $ 83       $259        $  450      $1,002



1 Reflects the maximum initial sales charge in the first year.

                                           Capital World Bond Fund / Prospectus

Investment Objective, Strategies and Risks

The fund's investment objective is to provide you, over the long term, with a high level of total return as is consistent with prudent investment management.
 The fund invests primarily in debt securities denominated in various currencies, including U.S. dollars. Normally, the fund's debt obligations will consist substantially of investment grade bonds (rated Baa or BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation). The fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba and BB or below or unrated but determined to be of equivalent quality).

The values of most debt securities held by the fund may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity securities.

Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis of each issuer as well as by monitoring economic and legislative developments. Although the fund is non-diversified, the fund intends to limit the amount it invests in any single issuer.

The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general market downturn and provide liquidity to make additional investments or to meet redemptions.

Capital World Bond Fund / Prospectus

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek reasonably priced securities that represent above average long-term investment opportunities. This is accomplished not only through fundamental analysis, but also by meeting with company executives and employees, suppliers, customers and competitors in order to gain in-depth knowledge of a company's true value. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                         ONE YEAR     FIVE YEARS     TEN YEARS      LIFETIME/1/
----------------------------------------------------------------------------------
 CLASS A - BEGAN
 8/4/87                    1.53%         1.83%         5.07%           6.81%
 SSB World Govt Bond
 Index/2/                 -0.99%         2.16%         5.32%           7.12%
 Lipper Global Income
 Funds Average/3/          2.63%         3.04%         4.93%           5.98%
 Consumer Price
 Index/4/                  1.55%         2.18%         2.51%           3.10%
 Class A distribution rate at December 31, 2001/5/: 2.20%
 (For current distribution rate information, please call American FundsLine at
 1-800-325-3590.)


1 Lifetime results are as of the date Class A shares first became available.
2 The Salomon Smith Barney World Government Bond Index includes the 19 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States and includes eligible markets which must total at least US $20 billion, DM 30 billion and 2.5 trillion yen for three consecutive months. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Global Income Funds Average represents an average of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
4 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
5 The distribution rate is based on actual distributions paid to shareholders over a 12-month interval. Capital gain distributions are added back to the net asset value to determine the rate.

                                           Capital World Bond Fund / Prospectus

 HOLDINGS BY TYPE OF INVESTMENT AS OF SEPTEMBER 30, 2001
Non-U.S. Governments/Agencies 47.3%
U.S. Corporate Bonds 15.6
Non-U.S. Corporate Bonds 14.5
Mortgage- and Asset-Backed Securities 8.9
U.S. Treasuries 7.9
U.S. Government Agency Notes 1.0
Cash and Equivalents 4.8
[end chart]

HOLDINGS OF DEBT SECURITIES BY GEOGRAPHIC REGION
AS OF SEPTEMBER 30, 2001
[world map]
United States 34.8%
Europe 41.7%
Asia/Pacific Rim 17.4%
Other 1.3%

 BOND HOLDINGS BY QUALITY CATEGORY AS OF SEPTEMBER 30, 2001
 See the statement of additional information for a description of quality categories.
---------------------------------------------------PERCENT OF NET ASSETS-------
 U.S. Treasury and Agency                                   9.7%
-------------------------------------------------------------------------------
 Aaa/AAA                                                   34.9
-------------------------------------------------------------------------------
 Aa/AA                                                     11.8
-------------------------------------------------------------------------------
 A/A                                                       14.7
-------------------------------------------------------------------------------
 Baa/BBB                                                    8.9
-------------------------------------------------------------------------------
 Ba/BB                                                      1.7
-------------------------------------------------------------------------------
 B/B                                                       11.7
-------------------------------------------------------------------------------
 Caa/CCC                                                    1.8




Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com.

Capital World Bond Fund / Prospectus

Management and Organization

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Capital World Bond Fund are:

                                           Capital World Bond Fund / Prospectus

 PORTFOLIO COUNSELOR/ FUND       PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER (OR
 TITLE (IF APPLICABLE)         EXPERIENCE IN THIS FUND     AFFILIATE) AND INVESTMENT EXPERIENCE
 MARK H. DALZELL                      11 years             Vice President - Investment Management Group,
 Senior Vice President                                     Capital Research and Management Company

                                                           Investment professional for 24 years in total;14
                                                           years with Capital Research and Management
                                                           Company or affiliate

------------------------------------------------------------------------------------------------------------
 THOMAS H. HOGH                        6 years             Vice President, Capital InternationalResearch,
 Vice President                  (plus 2 years prior       Inc.
                              experience as a research
                              professional for the fund)   Investment professional for 15 years in total;12
                                                           years with Capital Research and Management
                                                           Company or affiliate
------------------------------------------------------------------------------------------------------------
 JAMES R. MULALLY                     15 years             Senior Vice President, Capital International
                                                           Limited

                                                           Investment professional for 26 years in total;22
                                                           years with Capital Research and Management
                                                           Company or affiliate
------------------------------------------------------------------------------------------------------------
 ROBERT H. NEITHART                    2 years             Executive Vice President and Director, Capital
                                 (plus 4 years prior       International Research, Inc.
                              experience as a research
                             professional for the fund)    Investment professional for 14 years, all with
                                                           Capital Research and Management Company or
                                                           affiliate
------------------------------------------------------------------------------------------------------------
 SUSAN M. TOLSON                       2 years             Senior Vice President, Capital Research Company

                                                           Investment professional for 14 years in total;12
                                                           years with Capital Research and Management
                                                           Company or affiliate


Capital World Bond Fund / Prospectus

Purchase, Exchange and Sale of Shares

PURCHASES AND EXCHANGES

Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchanges of Class A shares from money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM STOCK MARKET FLUCTUATIONS. ACCORDINGLY, PURCHASES THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUND OR AMERICAN FUNDS DISTRIBUTORS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND MAY BE REJECTED.

SALES

Please contact your plan administrator or recordkeeper.

VALUING SHARES

The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.

                                           Capital World Bond Fund / Prospectus

Sales Charges

CLASS A SHARES

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                                        SALES CHARGE AS A
                                          PERCENTAGE OF
                                                                 DEALER
                                                    NET        COMMISSION
                                        OFFERING   AMOUNT       AS % OF
 INVESTMENT                              PRICE    INVESTED   OFFERING PRICE
----------------------------------------------------------------------------
 Less than $100,000                      3.75%     3.90%         3.00%
----------------------------------------------------------------------------
 $100,000 but less than $250,000         3.50%     3.63%         2.75%
----------------------------------------------------------------------------
 $250,000 but less than $500,000         2.50%     2.56%         2.00%
----------------------------------------------------------------------------
 $500,000 but less than $750,000         2.00%     2.04%         1.60%
----------------------------------------------------------------------------
 $750,000 but less than $1 million       1.50%     1.52%         1.20%
----------------------------------------------------------------------------
 $1 million or more and certain other    none      none          none
 investments described below
----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

CLASS R SHARES

Class R shares are sold with no initial or deferred sales charges. The distributor will pay dealers annually, asset-based compensation of 1.00% for sales of Class R-1 shares, 0.75% for Class R-2 shares, 0.50% for Class R-3 shares, and 0.25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

Capital World Bond Fund / Prospectus

Sales Charge Reductions

Class A sales charges may be reduced in the following ways:

CONCURRENT PURCHASES

Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

RIGHTS OF ACCUMULATION

The current value (or if greater, the amount invested less any withdrawals) of existing holdings in any class of shares of the American Funds may be taken into account to determine Class A sales charges. Direct purchases of money market funds are excluded.

STATEMENT OF INTENTION

Class A sales charges may be reduced by establishing a Statement of Intention. A Statement of Intention allows all non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge. At the request of a plan, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges which may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Individual Retirement Account (IRA) Rollovers

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving retirement plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in:
 . Class A shares at net asset value;
 . Class A shares subject to the applicable initial sales charge;
 . Class B shares;
 . Class C shares; or
 . Class F shares

Retirement plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

                                           Capital World Bond Fund / Prospectus

Retirement plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees. Dealer commissions on such assets will be paid only on rollovers of $1 million or more.

Plans of Distribution

The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.30% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, 0.75% and 0.50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier in the Annual Fund Operating Expenses Table. Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in March, June, October and December. The first three dividends of each year are normally the same; the December dividend may be greater or less than the first three reflecting the impact of foreign currency transactions. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividend and capital gain distributions paid to retirement plan shareholders will automatically be reinvested.

TAXES ON DISTRIBUTIONS

Dividends and capital gains distributed by the fund to retirement plan accounts currently are not taxable.

TAXES ON TRANSACTIONS

Distributions taken from a retirement plan account generally are taxable as ordinary income.

Please see your tax adviser for further information.

Capital World Bond Fund / Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
 A similar table will be shown for the R share classes beginning with the fund's 2002 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                                  CLASS A
                                          YEAR ENDED SEPTEMBER 30
                                2001      2000       1999     1998      1997
 NET ASSET VALUE, BEGINNING   $14.16    $15.41     $16.32    $16.40    $16.86
 OF YEAR
-------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income           .79 /1/   .68/1/     .84       .43       .88
 Net gains (losses) on           .07/1/  (1.26 )/1/  (.88)      .57      (.16)
 securities (both
 realized and unrealized)
-------------------------------------------------------------------------------
 Total from investment           .86      (.58 )     (.04)     1.00       .72
 operations
-------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net            (.39 )    (.60 )     (.55)     (.80)     (.95)
 investment income)
 Distributions (from capital       -      (.07 )     (.32)     (.28)        -
 gains)
-------------------------------------------------------------------------------
 Distributions (from               -         -          -         -      (.23)
 currency gains)
-------------------------------------------------------------------------------
 Total distributions            (.39 )    (.67 )     (.87)    (1.08)    (1.18)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF      $14.63    $14.16     $15.41    $16.32    $16.40
 YEAR
-------------------------------------------------------------------------------
 TOTAL RETURN/2/                6.18 %   (3.89 )%    (.32)%    6.42%     4.38%
-------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in  $  399    $  416     $  554    $  645    $  758
 millions)
-------------------------------------------------------------------------------
 Ratio of expenses to           1.12 %    1.12 %     1.08%     1.06%     1.07%
 average net assets
-------------------------------------------------------------------------------
 Ratio of net income to         5.46 %    4.66 %     4.66%     5.15%     5.21%
 average net assets
 Portfolio turnover rate          61 %      52 %      129%      101%       79%


1 Based on average shares outstanding.
2 Total returns exclude all sales charges, including contingent deferred sales charges.

                                           Capital World Bond Fund / Prospectus

[logo - American Funds (sm)]


                                          The right choice for the long term/SM/


          FOR SHAREHOLDER         American Funds Service Company
          SERVICES                800/421-0180
          FOR RETIREMENT PLAN     Call your employer or plan
          SERVICES                administrator
          FOR DEALER SERVICES     American Funds Distributors
                                  800/421-9900
                                  American FundsLine(R)
          FOR 24                  800/325-3590
          -HOUR INFORMATION       American FundsLine OnLine(R)
                                  www.americanfunds.com
          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The Retirement Plan SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

If you would like to receive individual copies of these documents, or a free copy of the Retirement Plan SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope Street, Los Angeles, California 90071.




[LOGO - recycled bug]





Printed on recycled paper                  Investment Company File No. 811-5104
RPWBF-010-0502/B
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds        Capital Research and Management   Capital International
Capital Guardian        Capital Bank and Trust

THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ JULIE F. WILLIAMS
    JULIE F. WILLIAMS
    SECRETARY

[logo - American Funds (sm)]




                                          The right choice for the long term/SM/




Capital World Bond Fund/(R)/

Retirement Plan Prospectus







TABLE OF CONTENTS
 1    Risk/Return Summary
 4    Fees and Expenses of the Fund
 5    Investment Objective, Strategies and Risks
 8    Management and Organization
10    Purchase, Exchange and Sale of Shares
11    Sales Charges
12    Sales Charge Reductions
12   Individual Retirement Account (IRA) Rollovers
13   Plans of Distribution
13    Distributions and Taxes
14    Financial Highlights







 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS







 May 15, 2002

Risk/Return Summary

The fund seeks to provide you, over the long term, a high level of total return as is consistent with prudent management, by investing primarily in investment grade bonds denominated in U.S. dollars or other currencies. The fund may also invest in lower quality, higher yielding debt securities. Bonds held in the fund's portfolio may provide total return through interest income, changes in the market value of the fund's investments and changes in the value of other currencies relative to the U.S. dollar.

The fund is designed for investors seeking returns through a portfolio of bonds issued by entities based around the world. Your investment in the fund is subject to risks, including the possibility that the value of the fund's investments may fluctuate in response to economic, political or social events in the U.S. or abroad. The values of debt securities owned by the fund may be affected by changing interest rates and credit risk assessments. Lower quality or longer maturity bonds may be subject to greater price fluctuations than higher quality or shorter maturity bonds.

Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or global political, social or economic instability, securities issued by entities based outside the U.S. may be affected to a greater extent. The fund is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer. However, the fund intends to limit its investments in the securities of any single issuer.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

Capital World Bond Fund / Prospectus

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge;
if one were included, results would be lower.)
[bar chart]
1992    .82
1993  16.73
1994  -1.43
1995  21.41
1996   6.35
1997  -0.36
1998  10.16
1999  -3.18
2000   1.46
2001   1.53
[end chart]


Highest/lowest quarterly results during this time period were:

HIGHEST                 7.43%  (quarter ended March 31, 1995)
LOWEST                  -2.71%  (quarter ended March 31, 1997)


The year-to-date result was -0.21% for the three months ended March 31, 2002.

                                           Capital World Bond Fund / Prospectus

Unlike the bar chart on the previous page, the Investment Results Table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial sales charge imposed. Class A share results reflect the maximum initial sales charge of 3.75%. Sales charges are reduced for purchases of $100,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

Since the fund's Class R shares were first available on May 15, 2002, comparable results for these classes are not available for the 2001 calendar year.

 INVESTMENT RESULTS TABLE (WITH MAXIMUM SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                                 ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME/1/
-------------------------------------------------------------------------------
 CLASS A - BEGAN 8/4/87           -2.28%     1.05%       4.67%        6.52%
 SSB World Govt Bond Index/2 /    -0.99%     2.16%       5.32%        7.12%
 Lipper Global Income Funds
 Average/3/                        2.63%     3.04%       4.93%        5.98%
 Consumer Price Index/4/           1.55%     2.18%       2.51%        3.10%
 Class A 30-day yield at December 31, 2001: 4.85%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)


1 Lifetime results are as of the date Class A shares first became available.
2 The Salomon Smith Barney World Government Bond Index includes the 19 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States and includes eligible markets which must total at least US $20 billion, DM 30 billion and 2.5 trillion yen for three consecutive months. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Global Income Funds Average represents an average of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
4 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Capital World Bond Fund / Prospectus

Fees and Expenses of the Fund


 SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  ALL R SHARE
                                                       CLASS A      CLASSES
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    3.75 %/1/    none
 Maximum sales charge imposed on reinvested dividends   none         none
 Maximum deferred sales charge                          none/2/      none
 Redemption or exchange fees                            none         none


1 Sales charges are reduced or eliminated for purchases of $100,000 or more.
2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.


 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                              CLASS A  R-1/1/  R-2/1/  R-3/1/  R-4/1/   R-5/1/
 Management Fees               0.64%   0.64%   0.64%   0.64%   0.64%    0.64%
 Distribution and/or Service
 (12b-1) Fees/2/               0.24%   1.00%   0.75%   0.50%   0.25%    none
 Other Expenses                0.24%   0.24%   0.44%   0.30%   0.22%    0.17%
 Total Annual Fund Operating
 Expenses                      1.12%   1.88%   1.83%   1.44%   1.11%    0.81%


1 Based on estimated amounts for the current fiscal year.
2 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed 0.30%, 1.00%, 0.75%, and
 0.50%, respectively, of the class' average net assets annually. Class R-1 fees will always be 1.00% of the class' average net assets annually.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

                        ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
 Class A/1/               $485       $718        $  969      $1,687
 R-1                      $191       $591        $1,016      $2,201
 R-2                      $186       $576        $  990      $2,148
 R-3                      $147       $456        $  787      $1,724
 R-4                      $113       $353        $  612      $1,352
 R-5                      $ 83       $259        $  450      $1,002



1 Reflects the maximum initial sales charge in the first year.

                                           Capital World Bond Fund / Prospectus

Investment Objective, Strategies and Risks

The fund's investment objective is to provide you, over the long term, with a high level of total return as is consistent with prudent investment management.
 The fund invests primarily in debt securities denominated in various currencies, including U.S. dollars. Normally, the fund's debt obligations will consist substantially of investment grade bonds (rated Baa or BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation). The fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba and BB or below or unrated but determined to be of equivalent quality).

The values of most debt securities held by the fund may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity securities.

Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis of each issuer as well as by monitoring economic and legislative developments. Although the fund is non-diversified, the fund intends to limit the amount it invests in any single issuer.

The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general market downturn and provide liquidity to make additional investments or to meet redemptions.

Capital World Bond Fund / Prospectus

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek reasonably priced securities that represent above average long-term investment opportunities. This is accomplished not only through fundamental analysis, but also by meeting with company executives and employees, suppliers, customers and competitors in order to gain in-depth knowledge of a company's true value. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                         ONE YEAR     FIVE YEARS     TEN YEARS      LIFETIME/1/
----------------------------------------------------------------------------------
 CLASS A - BEGAN
 8/4/87                    1.53%         1.83%         5.07%           6.81%
 SSB World Govt Bond
 Index/2/                 -0.99%         2.16%         5.32%           7.12%
 Lipper Global Income
 Funds Average/3/          2.63%         3.04%         4.93%           5.98%
 Consumer Price
 Index/4/                  1.55%         2.18%         2.51%           3.10%
 Class A distribution rate at December 31, 2001/5/: 2.20%
 (For current distribution rate information, please call American FundsLine at
 1-800-325-3590.)


1 Lifetime results are as of the date Class A shares first became available.
2 The Salomon Smith Barney World Government Bond Index includes the 19 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States and includes eligible markets which must total at least US $20 billion, DM 30 billion and 2.5 trillion yen for three consecutive months. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Global Income Funds Average represents an average of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
4 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
5 The distribution rate is based on actual distributions paid to shareholders over a 12-month interval. Capital gain distributions are added back to the net asset value to determine the rate.

                                           Capital World Bond Fund / Prospectus

 HOLDINGS BY TYPE OF INVESTMENT AS OF SEPTEMBER 30, 2001
Non-U.S. Governments/Agencies 47.3%
U.S. Corporate Bonds 15.6
Non-U.S. Corporate Bonds 14.5
Mortgage- and Asset-Backed Securities 8.9
U.S. Treasuries 7.9
U.S. Government Agency Notes 1.0
Cash and Equivalents 4.8
[end chart]

HOLDINGS OF DEBT SECURITIES BY GEOGRAPHIC REGION
AS OF SEPTEMBER 30, 2001
[world map]
United States 34.8%
Europe 41.7%
Asia/Pacific Rim 17.4%
Other 1.3%

 BOND HOLDINGS BY QUALITY CATEGORY AS OF SEPTEMBER 30, 2001
 See the statement of additional information for a description of quality categories.
---------------------------------------------------PERCENT OF NET ASSETS-------
 U.S. Treasury and Agency                                   9.7%
-------------------------------------------------------------------------------
 Aaa/AAA                                                   34.9
-------------------------------------------------------------------------------
 Aa/AA                                                     11.8
-------------------------------------------------------------------------------
 A/A                                                       14.7
-------------------------------------------------------------------------------
 Baa/BBB                                                    8.9
-------------------------------------------------------------------------------
 Ba/BB                                                      1.7
-------------------------------------------------------------------------------
 B/B                                                       11.7
-------------------------------------------------------------------------------
 Caa/CCC                                                    1.8




Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com.

Capital World Bond Fund / Prospectus

Management and Organization

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Capital World Bond Fund are:

                                           Capital World Bond Fund / Prospectus

 PORTFOLIO COUNSELOR/ FUND       PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER (OR
 TITLE (IF APPLICABLE)         EXPERIENCE IN THIS FUND     AFFILIATE) AND INVESTMENT EXPERIENCE
 MARK H. DALZELL                      11 years             Vice President - Investment Management Group,
 Senior Vice President                                     Capital Research and Management Company

                                                           Investment professional for 24 years in total;14
                                                           years with Capital Research and Management
                                                           Company or affiliate

------------------------------------------------------------------------------------------------------------
 THOMAS H. HOGH                        6 years             Vice President, Capital InternationalResearch,
 Vice President                  (plus 2 years prior       Inc.
                              experience as a research
                              professional for the fund)   Investment professional for 15 years in total;12
                                                           years with Capital Research and Management
                                                           Company or affiliate
------------------------------------------------------------------------------------------------------------
 JAMES R. MULALLY                     15 years             Senior Vice President, Capital International
                                                           Limited

                                                           Investment professional for 26 years in total;22
                                                           years with Capital Research and Management
                                                           Company or affiliate
------------------------------------------------------------------------------------------------------------
 ROBERT H. NEITHART                    2 years             Executive Vice President and Director, Capital
                                 (plus 4 years prior       International Research, Inc.
                              experience as a research
                             professional for the fund)    Investment professional for 14 years, all with
                                                           Capital Research and Management Company or
                                                           affiliate
------------------------------------------------------------------------------------------------------------
 SUSAN M. TOLSON                       2 years             Senior Vice President, Capital Research Company

                                                           Investment professional for 14 years in total;12
                                                           years with Capital Research and Management
                                                           Company or affiliate


Capital World Bond Fund / Prospectus

Purchase, Exchange and Sale of Shares

PURCHASES AND EXCHANGES

Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchanges of Class A shares from money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM STOCK MARKET FLUCTUATIONS. ACCORDINGLY, PURCHASES THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUND OR AMERICAN FUNDS DISTRIBUTORS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND MAY BE REJECTED.

SALES

Please contact your plan administrator or recordkeeper.

VALUING SHARES

The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.

                                           Capital World Bond Fund / Prospectus

Sales Charges

CLASS A SHARES

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                                        SALES CHARGE AS A
                                          PERCENTAGE OF
                                                                 DEALER
                                                    NET        COMMISSION
                                        OFFERING   AMOUNT       AS % OF
 INVESTMENT                              PRICE    INVESTED   OFFERING PRICE
----------------------------------------------------------------------------
 Less than $100,000                      3.75%     3.90%         3.00%
----------------------------------------------------------------------------
 $100,000 but less than $250,000         3.50%     3.63%         2.75%
----------------------------------------------------------------------------
 $250,000 but less than $500,000         2.50%     2.56%         2.00%
----------------------------------------------------------------------------
 $500,000 but less than $750,000         2.00%     2.04%         1.60%
----------------------------------------------------------------------------
 $750,000 but less than $1 million       1.50%     1.52%         1.20%
----------------------------------------------------------------------------
 $1 million or more and certain other    none      none          none
 investments described below
----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

CLASS R SHARES

Class R shares are sold with no initial or deferred sales charges. The distributor will pay dealers annually, asset-based compensation of 1.00% for sales of Class R-1 shares, 0.75% for Class R-2 shares, 0.50% for Class R-3 shares, and 0.25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

Capital World Bond Fund / Prospectus

Sales Charge Reductions

Class A sales charges may be reduced in the following ways:

CONCURRENT PURCHASES

Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

RIGHTS OF ACCUMULATION

The current value (or if greater, the amount invested less any withdrawals) of existing holdings in any class of shares of the American Funds may be taken into account to determine Class A sales charges. Direct purchases of money market funds are excluded.

STATEMENT OF INTENTION

Class A sales charges may be reduced by establishing a Statement of Intention. A Statement of Intention allows all non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge. At the request of a plan, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges which may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Individual Retirement Account (IRA) Rollovers

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving retirement plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in:
 . Class A shares at net asset value;
 . Class A shares subject to the applicable initial sales charge;
 . Class B shares;
 . Class C shares; or
 . Class F shares

Retirement plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

                                           Capital World Bond Fund / Prospectus

Retirement plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees. Dealer commissions on such assets will be paid only on rollovers of $1 million or more.

Plans of Distribution

The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.30% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, 0.75% and 0.50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier in the Annual Fund Operating Expenses Table. Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in March, June, October and December. The first three dividends of each year are normally the same; the December dividend may be greater or less than the first three reflecting the impact of foreign currency transactions. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividend and capital gain distributions paid to retirement plan shareholders will automatically be reinvested.

TAXES ON DISTRIBUTIONS

Dividends and capital gains distributed by the fund to retirement plan accounts currently are not taxable.

TAXES ON TRANSACTIONS

Distributions taken from a retirement plan account generally are taxable as ordinary income.

Please see your tax adviser for further information.

Capital World Bond Fund / Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
 A similar table will be shown for the R share classes beginning with the fund's 2002 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                                  CLASS A
                                          YEAR ENDED SEPTEMBER 30
                                2001      2000       1999     1998      1997
 NET ASSET VALUE, BEGINNING   $14.16    $15.41     $16.32    $16.40    $16.86
 OF YEAR
-------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income           .79 /1/   .68/1/     .84       .43       .88
 Net gains (losses) on           .07/1/  (1.26 )/1/  (.88)      .57      (.16)
 securities (both
 realized and unrealized)
-------------------------------------------------------------------------------
 Total from investment           .86      (.58 )     (.04)     1.00       .72
 operations
-------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net            (.39 )    (.60 )     (.55)     (.80)     (.95)
 investment income)
 Distributions (from capital       -      (.07 )     (.32)     (.28)        -
 gains)
-------------------------------------------------------------------------------
 Distributions (from               -         -          -         -      (.23)
 currency gains)
-------------------------------------------------------------------------------
 Total distributions            (.39 )    (.67 )     (.87)    (1.08)    (1.18)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF      $14.63    $14.16     $15.41    $16.32    $16.40
 YEAR
-------------------------------------------------------------------------------
 TOTAL RETURN/2/                6.18 %   (3.89 )%    (.32)%    6.42%     4.38%
-------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in  $  399    $  416     $  554    $  645    $  758
 millions)
-------------------------------------------------------------------------------
 Ratio of expenses to           1.12 %    1.12 %     1.08%     1.06%     1.07%
 average net assets
-------------------------------------------------------------------------------
 Ratio of net income to         5.46 %    4.66 %     4.66%     5.15%     5.21%
 average net assets
 Portfolio turnover rate          61 %      52 %      129%      101%       79%


1 Based on average shares outstanding.
2 Total returns exclude all sales charges, including contingent deferred sales charges.

                                           Capital World Bond Fund / Prospectus

[logo - American Funds (sm)]


                                          The right choice for the long term/SM/


          FOR SHAREHOLDER         American Funds Service Company
          SERVICES                800/421-0180
          FOR RETIREMENT PLAN     Call your employer or plan
          SERVICES                administrator
          FOR DEALER SERVICES     American Funds Distributors
                                  800/421-9900
                                  American FundsLine(R)
          FOR 24                  800/325-3590
          -HOUR INFORMATION       American FundsLine OnLine(R)
                                  www.americanfunds.com
          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The Retirement Plan SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

If you would like to receive individual copies of these documents, or a free copy of the Retirement Plan SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope Street, Los Angeles, California 90071.




[LOGO - recycled bug]





Printed on recycled paper                  Investment Company File No. 811-5104
RPWBF-010-0502/B
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds        Capital Research and Management   Capital International
Capital Guardian        Capital Bank and Trust

                         CAPITAL WORLD BOND FUND, INC.

                                     Part B
                                Retirement Plan
                      Statement of Additional Information

                                  May 15, 2002


This document is not a prospectus but should be read in conjunction with the current Retirement Plan Prospectus of Capital World Bond Fund, Inc. (the "fund" or "WBF") dated May 15, 2002. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                         Capital World Bond Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        9
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .       11
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       21
Purchase, Exchange and Sale of Shares . . . . . . . . . . . . . . .       26
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       28
Class A Sales Charge Reductions . . . . . . . . . . . . . . . . . .       30
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       32
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       33
Shareholder Account Services and Privileges . . . . . . . . . . . .       34
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       34
General Information . . . . . . . . . . . . . . . . . . . . . . . .       35
Class A Share Investment Results and Related Statistics . . . . . .       36
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       39
Financial Statements




                        Capital World Bond Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


DEBT SECURITIES

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents and may include certain preferred securities).
..    Normally, the fund will invest substantially in debt securities rated
     Baa/BBB or better by Moody's Investors Service Inc. (Moody's) or Standard & Poor's Corporation (S&P) or unrated but determined to be of equivalent quality.
..    The fund may invest up to 25% of its assets in straight debt securities rated Ba and BB or below by Moody's and S&P or unrated but determined to be of equivalent quality.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and increase when interest rates fall.


Lower rated bonds, rated Ba or below by Moody's and BB or below by S&P or unrated but considered to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to lower rated bonds are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.


                        Capital World Bond Fund - Page 2

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated bonds.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater


                        Capital World Bond Fund - Page 3
market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell one currency against another currency (other than the U.S. dollar). While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.


The fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies. A put option gives the fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the fund anticipates purchasing securities. Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party


                        Capital World Bond Fund - Page 4
contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.


U.S. TREASURY AND AGENCY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. agency securities include those issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Tennessee Valley Authority, and Federal Farm Credit Bank System.


PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), FNMA, FHLMC , and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


                        Capital World Bond Fund - Page 5

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any


                        Capital World Bond Fund - Page 6
decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat "roll" transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into "roll" transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" in Section 2(a)(23) of the Investment Company Act of 1940. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


MATURITY - There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.


                        Capital World Bond Fund - Page 7

WARRANTS AND RIGHTS - The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


INVESTMENT COMPANIES - The fund may invest up to 10% of its total assets in shares of any one investment company, but may not acquire more than 3% of the outstanding voting stock of any one investment company. In the aggregate, the fund may invest up to 10% of its total assets in securities issued by investment companies. In addition, all funds managed by the Investment Adviser may not, in the aggregate, acquire more than 10% of the total outstanding voting stock of any one registered closed-end investment company. If the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the Investment Adviser.


LOANS OF PORTFOLIO SECURITIES - The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made.


DIVERSIFICATION - The fund is a non-diversified investment company which allows the fund to invest a greater percentage of its assets in any one issuer. For the fund to be considered a "diversified" investment company under the Investment Company Act, the fund with respect to 75% of its total assets, would be required to limit its investment in any one isssuer (other than the U.S. government) to 5% of the market value of the total assets of the fund or to 10% of the outstanding voting securities of such issuer. However, such a limitation would reduce the extent to which the fund could concentrate its non-U.S. investments in securities of governmental issuers, which are generally considered to be of higher credit quality than are non-U.S. private issuers. Accordingly, such a limitation might increase the fund's investment risk. Although the fund is non-diversified, it has no current intention of investing more than 5% of its assets in securities of any one corporate issuer. In addition, the fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies so that the fund will not be subject to U.S. taxes on the net investment income and net capital gains that it distributes to its shareholders. (See "Taxes and Distributions".)

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - The fund will attempt to take prompt advantage of market conditions and as a result may at times have a high rate of portfolio turnover relative to many other mutual funds. The fund may dispose of any security at any time, and it is the fund's intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice, and when such action would not impair the fund's tax status. Portfolio changes will be made


                        Capital World Bond Fund - Page 8
without regard to the length of time particular investments may have been held. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund may not:


1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

2.   Invest in companies for the purpose of exercising control or management;

3. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) or options on currencies;

4. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

5. Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

6. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

7. Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;


                        Capital World Bond Fund - Page 9

8. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

9. Invest in interests in oil, gas, or other mineral exploration or development programs;

10. Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies;

NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed without shareholder approval:


1. The fund may invest up to 25% of its net assets in below investment grade debt securities (those rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of comparable value).

2. The fund does not currently intend to lend portfolio securities or other assets to third parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

3. The fund will not invest more than 15% of the value of its net assets in illiquid securities.

4. The fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer.


                       Capital World Bond Fund - Page 10

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                     YEAR FIRST                                       NUMBER OF BOARDS
                        POSITION       ELECTED                                         WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                        WITH THE     A DIRECTOR     PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ ON WHICH            HELD
     NAME AND AGE         FUND     OF THE FUND/1/            PAST 5 YEARS              DIRECTOR SERVES           BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Capen,       Director       1999        Corporate Director and author;           14            Carnival Corporation
 Jr.                                                former United States
 Age: 67                                            Ambassador to Spain; former
                                                    Vice Chairman, Knight Ridder,
                                                    Inc.; former Chairman and
                                                    Publisher, The Miami Herald
                                                               ----------------
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director       1987        Private Investor; former                 19            Ducommun
 Christie                                           President and Chief Executive                          Incorporated;IHOP
 Age: 68                                            Officer, The Mission Group                             Corporation;Southwest
                                                    (non-utility holding company                           Water Company;Valero
                                                    subsidiary of Southern                                 L.P.
                                                    California Edison Company)
-----------------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel          Director       1994        CEO and President, The Earth             12            Allegheny
 Age: 53                                            Technology Corporation                                 Technologies;BF
                                                    (international consulting                              Goodrich;Teledyne
                                                    engineering)                                           Technologies
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Director       1989        Managing Director, Senior                16            None
 Age: 66                                            Resource Group LLC
                                                    (development and management of
                                                    senior living communities)
-----------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller       Director       1994        President, Fuller Consulting             13            None
 Age: 55                                            (financial management
                                                    consulting firm)
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman       Director       1991        Chairman and CEO, AECOM                  13            Southwest Water Company
 Age: 67                                            Technology Corporation
                                                    (engineering, consulting and
                                                    professional services)
-----------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez        Director       1999        President, The Sanchez Family            12            None
 Age: 58                                            Corporation dba McDonald's
                                                    Restaurants (McDonald's
                                                    licensee)
-----------------------------------------------------------------------------------------------------------------------------------




                       Capital World Bond Fund - Page 11

                                                     PRINCIPAL OCCUPATION(S) DURING
                                      YEAR FIRST            PAST 5 YEARS AND
                                       ELECTED               POSITIONS HELD            NUMBER OF BOARDS
                        POSITION      A DIRECTOR        WITH AFFILIATED ENTITIES        WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                        WITH THE    AND/OR OFFICER    OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ ON WHICH            HELD
    NAME AND AGE          FUND      OF THE FUND/1/            OF THE FUND               DIRECTOR SERVES          BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
-----------------------------------------------------------------------------------------------------------------------------------
 Don R. Conlan         Director          1996        President (retired), The                           7   None
 Age: 66                                             Capital Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine    President,        1987        Senior Vice President and                         12   None
 Age: 72               PEO and                       Director, Capital Research and
                       Director                      Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.    Chairman          1987        Executive Vice President and                      16   None
 Age: 53               of the                        Director, Capital Research and
                       Board                         Management Company; Director,
                       and                           American Funds Distributors,
                       Director                      Inc.*; Director, The Capital
                                                     Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------






                       Capital World Bond Fund - Page 12

                                                                                        PRINCIPAL OCCUPATION(S) DURING
                               POSITION            YEAR FIRST ELECTED                  PAST 5 YEARS AND POSITIONS HELD
                               WITH THE                AN OFFICER                          WITH AFFILIATED ENTITIES
     NAME AND AGE                FUND                OF THE FUND/1/                OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Mark H. Dalzell             Senior Vice                  1998             Vice President - Investment Management Group, Capital
 Age: 47                      President                                    Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Michael J. Downer          Vice President                1994             Vice President and Secretary, Capital Research and
 Age: 46                                                                   Management Company; Secretary, American Funds
                                                                           Distributors, Inc.*; Director, Capital Bank and Trust
                                                                           Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas H. Hogh             Vice President                2001             Vice President, Capital InternationalResearch, Inc.*
 Age: 38
-----------------------------------------------------------------------------------------------------------------------------------
 Julie F. Williams            Secretary                   1987             Vice President - Fund Business Management Group, Capital
 Age: 53                                                                   Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Anthony W. Hynes,            Treasurer                   1993             Vice President - Fund Business Management Group, Capital
 Jr.                                                                       Research and Management Company
 Age: 38
-----------------------------------------------------------------------------------------------------------------------------------
 Kimberly S. Verdick     Assistant Secretary              1994             Assistant Vice President - Fund Business Management
 Age: 37                                                                   Group, Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman       Assistant Treasurer              2001             Vice President - Fund Business Management Group, Capital
 Age: 31                                                                   Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------

* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).
5 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                       Capital World Bond Fund - Page 13

FUND SHARES OWNED BY DIRECTOR AS OF DECEMBER 31, 2001

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Richard G. Capen, Jr.              None                   Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie          $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Diane C. Creel                 $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Martin Fenton                  $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller              $1 - $10,000            $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman              $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Frank M. Sanchez               $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Don R. Conlan                  $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Abner D. Goldstine            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.            Over $100,000               Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2001

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $1,500 to Directors who are not affiliated with the Investment Adviser, plus $200 for each Board of Directors meeting attended; $2,520 per Contracts Committee meeting attended; and $1,000 per Audit and Nominating Committee meeting attended. Certain of the fund's directors may also serve as Committee members for other American Funds whose Committees meet jointly with those of the fund. Accordingly, the Committee fees are allocated among the funds participating.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.


                       Capital World Bond Fund - Page 14

                                                      TOTAL COMPENSATION (INCLUDING
                                                          VOLUNTARILY DEFERRED
                         AGGREGATE COMPENSATION             COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY         FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)    CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND           COMPANY OR ITS AFFILIATES/2/
-------------------------------------------------------------------------------------
 Richard G. Capen,               $3,177/3/                     $94,620/3/
 Jr.
-------------------------------------------------------------------------------------
 H. Frederick                    $3,177/3/                     $199,620/3/
 Christie
-------------------------------------------------------------------------------------
 Diane C. Creel                  $2,633/3/                     $51,600/3/
-------------------------------------------------------------------------------------
 Martin Fenton                   $2,843/3/                     $183,120/3/
-------------------------------------------------------------------------------------
 Leonard R. Fuller               $ 3,177                       $  80,120
-------------------------------------------------------------------------------------
 Richard G. Newman               $ 2,843                       $ 116,120
-------------------------------------------------------------------------------------
 Frank M. Sanchez                $ 2,843                       $  55,120
-------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2001 fiscal year for participating Directors is as follows: Richard G. Capen, Jr. ($6,914), H. Frederick Christie ($8,430), Diane C. Creel ($5,079), and Martin Fenton ($8,614). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of April 15, 2002, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, non-diversified management investment company, was organized as a Maryland corporation on June 8, 1987.


All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, R-1, R-2, R-3, R-4 and R-5 shares. Class R shares are generally only available to employer-sponsored retirement plans. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to


                       Capital World Bond Fund - Page 15
the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of Richard G. Capen, Jr., H. Frederick Christie and Leonard R. Fuller, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent auditors and the full Board of Directors. There were two Audit Committee meetings held during the 2001 fiscal year.


The fund has a Contracts Committee comprised of Richard G. Capen, Jr., H. Frederick Christie, Diane C. Creel, Martin Fenton, Leonard R. Fuller, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. There was one Contracts Committee meeting during the 2001 fiscal year.


The fund has a Nominating Committee comprised of Richard G. Capen, Jr., H. Frederick Christie, Diane C. Creel, Martin Fenton, Leonard R. Fuller, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.
 Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There was one Nominating Committee meeting during the 2001 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo)


                       Capital World Bond Fund - Page 16
with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until October 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, and financial results of the Investment Adviser.


In reviewing the quality of services provided to the fund, the Committee observed that during 2000 and for the six months ended June 30, 2001, the fund's investment results lagged those of its peers. The Committee considered the fund's investment objectives and policies in relation to competitor funds, and the impact on the fund's results of investment policy changes implemented in 1999 (to permit more investment in below investment-grade securities). The Committee also considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to the fund.


In reviewing the fees and expenses borne by the fund, the Committee noted, among other things, that although the fund's advisory fees over various periods as a percentage of its average net assets were higher than the median of its peer group, its fees were within the range of fees paid by other funds in the group. The Committee also considered the fund's total expenses (particularly for 2000), which were within the range of other funds in its peer group and steps


                       Capital World Bond Fund - Page 17
taken in recent years by the Investment Adviser to help control the fund's transfer agency expenses.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The management fee is based upon the annual rates of 0.65% of the first $500 million of the fund's average net assets, plus 0.57% on average net assets in excess of $500 million but not exceeding $1 billion, plus 0.50% on average net assets in excess of $1 billion. Effective September 1, 2001, the Investment Adviser voluntarily reduced the fee to 0.57% of the first $1 billion of the fund's daily net assets and 0.50% of such assets in excess of $1 billion. As a result, the fees were reduced by $27,000.


The Investment Adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2001, 2000 and 1999, the Investment Adviser received from the fund advisory fees of $2,605,000, $3,136,000 and $3,875,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's R share classes will continue in effect until October 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party,


                       Capital World Bond Fund - Page 18
cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's R share classes. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each R share class except Class R-5 shares. For Class R-5 shares, the administrative fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average daily net assets of Class R-5 shares.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell the shares.


                       Capital World Bond Fund - Page 19

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                COMMISSIONS,        ALLOWANCE OR

                                              FISCAL YEAR          REVENUE          COMPENSATION
--------------------------------------------------------------
                                                              OR FEES RETAINED       TO DEALERS
                                                              --------------------------------------
                 CLASS A                         2001             $134,000           $  505,000
                                                 2000              137,000              530,000
                                                 1999              231,000            1,186,000
----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.30% of its average daily net assets attributable to Class A shares; (ii) for Class R-1 shares, 1.00% of its average daily net assets attributable to Class R-1 shares; (iii) for Class R-2 shares, up to 1.00% of its average daily net assets attributable to Class R-2 shares; (iv) for Class R-3 shares, up to 0.75% of its average daily net assets attributable to Class R-3 shares; and (v) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable


                       Capital World Bond Fund - Page 20
for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class R-1 shares (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares, currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.


During the 2001 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                               12B-1 EXPENSES            12B-1 LIABILITY

--------------------------        ACCRUED                  OUTSTANDING
                          ----------------------------------------------------
        CLASS A                   $966,000                   $83,000
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


                       Capital World Bond Fund - Page 21

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


The following information may or may not apply to you depending on whether you hold fund shares in a non-taxable account, such as a qualified retirement plan.
 Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class. Dividends and capital gains distributed by the fund to a retirement plan currently are not taxable.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of


                       Capital World Bond Fund - Page 22
     certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


                       Capital World Bond Fund - Page 23

     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would


                       Capital World Bond Fund - Page 24
nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a


                       Capital World Bond Fund - Page 25
shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                     PURCHASE, EXCHANGE AND SALE OF SHARES

PURCHASES - Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. This minimum does not apply to clients of the Personal Investment Management division of Capital Guardian Trust Company. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.


Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


THE FUND AND THE PRINCIPAL UNDERWRITER RESERVE THE RIGHT TO REJECT ANY PURCHASE
 ORDER.

EXCHANGES - Shares of the fund generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of Class A shares from the money market funds purchased without a sales charge generally will be subject to the appropriate sales charge, unless the money market fund shares were acquired by an exchange from a fund having a sales charge.


Shares may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. EXCHANGE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


SALES - Shares of the fund may be sold by contacting your plan administrator or recordkeeper. Shares are sold at the net asset value next determined after the request is received in good order by the Transfer Agent, dealer or any of their designees.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased


                       Capital World Bond Fund - Page 26
have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


Proceeds from a redemption or a dividend or capital gain distribution may be reinvested without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after the request is received and accepted by the Transfer Agent.


FUND NUMBERS - Here are the fund numbers for use when making share transactions:

                                                                                              FUND NUMBERS
                                                                                ------------------------------------------
                                                                                CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                                                              A     R-1    R-2    R-3    R-4     R-5
--------------------------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    002   2102   2202   2302   2402    2502
American Balanced Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    011   2111   2211   2311   2411    2511
American Mutual Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    003   2103   2203   2303   2403    2503
Capital Income Builder/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    012   2112   2212   2312   2412    2512
Capital World Growth and Income Fund/SM/  . . . . . . . . . . . . . . . . . .    033   2133   2233   2333   2433    2533
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    016   2116   2216   2316   2416    2516
Fundamental Investors/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . .    010   2110   2210   2310   2410    2510
The Growth Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    005   2105   2205   2305   2405    2505
The Income Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    006   2106   2206   2306   2406    2506
The Investment Company of America/(R)/  . . . . . . . . . . . . . . . . . . .    004   2104   2204   2304   2404    2504
The New Economy Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    014   2114   2214   2314   2414    2514
New Perspective Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    007   2107   2207   2307   2407    2507
New World Fund/SM/  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    036   2136   2236   2336   2436    2536
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . .    035   2135   2235   2335   2435    2535
Washington Mutual Investors Fund/SM/  . . . . . . . . . . . . . . . . . . . .    001   2101   2201   2301   2401    2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . . . . . . . . . . . . .    040    N/A    N/A    N/A    N/A    2540
American High-Income Trust/SM/  . . . . . . . . . . . . . . . . . . . . . . .    021   2121   2221   2321   2421    2521
The Bond Fund of America/SM/  . . . . . . . . . . . . . . . . . . . . . . . .    008   2108   2208   2308   2408    2508
Capital World Bond Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    031   2131   2231   2331   2431    2531
Intermediate Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . .    023   2123   2223   2323   2423    2523
Limited Term Tax-Exempt Bond Fund of America/SM/  . . . . . . . . . . . . . .    043    N/A    N/A    N/A    N/A    2543
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . . . . . . . . . . . . .    019    N/A    N/A    N/A    N/A    2519
The Tax-Exempt Fund of California/(R)/* . . . . . . . . . . . . . . . . . . .    020    N/A    N/A    N/A    N/A    2520
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . . . . . . . . . . . . .    024    N/A    N/A    N/A    N/A    2524
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . . . . . . . . . . . . .    025    N/A    N/A    N/A    N/A    2525
U.S. Government Securities Fund/SM/ . . . . . . . . . . . . . . . . . . . . .    022   2122   2222   2322   2422    2522


MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . . . . . . . . . . . . .    009   2109   2209   2309   2409    2509
The Tax-Exempt Money Fund of America/SM/  . . . . . . . . . . . . . . . . . .    039    N/A    N/A    N/A    N/A    2539
The U.S. Treasury Money Fund of America/SM/ . . . . . . . . . . . . . . . . .    049   2149   2249   2349   2449    2549
___________
*Available only in certain states.



                       Capital World Bond Fund - Page 27

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)

                                                                                             DEALER
                                                                     SALES CHARGE AS       COMMISSION
                                                                    PERCENTAGE OF THE:    AS PERCENTAGE
                                                                    ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                              NET AMOUNT  OFFERING     OFFERING
                                                                   -INVESTED-   PRICE         PRICE
------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00          4.25
$50,000 but less than $100,000. .                                    4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50          2.75
$250,000 but less than $500,000 .                                    2.56       2.50          2.00
$500,000 but less than $750,000 .                                    2.04       2.00          1.60
$750,000 but less than $1 million                                    1.52       1.50          1.20
$1 million or more. . . . . . .  .                                   none       none          none
----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment


                       Capital World Bond Fund - Page 28
process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(7) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(8) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or


                       Capital World Bond Fund - Page 29
more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class R-1 shares, annual asset-based compensation of 1.00% is paid by the Principal Underwriter to dealers who sell Class R-1 shares.


For Class R-2 shares, annual asset-based compensation of 0.75% is paid by the Principal Underwriter to dealers who sell Class R-2 shares.


For Class R-3 shares, annual asset-based compensation of 0.50% is paid by the Principal Underwriter to dealers who sell Class R-3 shares.


For Class R-4 shares, annual asset-based compensation of 0.25% is paid by the Principal Underwriter to dealers who sell Class R-4 shares.


No dealer compensation is paid on sales of Class R-5 shares. The fund has not adopted a plan for Class R-5 shares; accordingly no 12b-1 fee is paid from Class R-5 assets.


                        CLASS A SALES CHARGE REDUCTIONS

REDUCING YOUR CLASS A SALES CHARGE - You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of


                       Capital World Bond Fund - Page 30
     shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Individual purchases by a trustee(s) or other fiduciary(ies) may be aggregated if the investments are:

     .for a fiduciary account, including employee benefit plans other than individual-type employee benefit plans, such as an IRA, 403(b) plan (except as described below), or single-participant Keogh-type plan;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above; or

     .for participant accounts of a 403(b) plan that are treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.


                       Capital World Bond Fund - Page 31

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: i) Class A shares at net asset value; ii) Class A shares subject to the applicable initial sales charge; iii) Class B shares; iv) Class C shares; or v) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.


                       Capital World Bond Fund - Page 32

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


                       Capital World Bond Fund - Page 33

Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


                       Capital World Bond Fund - Page 34

Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the fiscal years ended September 30, 2001, 2000 and 1999, amounted to $287,000, $56,000 and $98,000, respectively.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, CIT Group, Inc. was among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held debt securities of CIT Group, Inc. in the amount of $3,249,000 as of the close of its most recent fiscal year.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $451,000 for Class A shares for the 2001 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Suite 200, Los Angeles, CA 90071, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on September 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


                       Capital World Bond Fund - Page 35

PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
   MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- SEPTEMBER 30, 2001

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $14.63
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $15.20


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 5.23% based on a 30-day (or one month) period ended September 30, 2001, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended September 30, 2001 were 2.21%, 1.69% and 5.20%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended September 30, 2001 were 6.18%, 2.47% and 5.61%, respectively.


                       Capital World Bond Fund - Page 36

The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 3.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


In addition, investments in certain currency contracts may affect the fund's distribution rate. The Internal Revenue Service requires funds to recognize as ordinary income certain realized currency gains on non-U.S. currency transactions and to distribute such amounts as dividends to shareholders. Conversely, realized currency losses must be recognized as ordinary losses and reflected by reductions in dividends. Because such adjustments affect a fund's distribution rate calculations, a fund's distribution rate may be greater (if there is a net currency gain) or lesser (if there is a net currency loss) than its SEC yield. In addition, because of special tax treatment, certain other transactions may result in differences between the SEC yield and distribution rate.


                       Capital World Bond Fund - Page 37

For example, unrealized gains on certain open forward currency contracts are required to be recognized as income and distributed as dividends (and are therefore included in the distribution rate but are not included in the SEC yield).


                       Capital World Bond Fund - Page 38

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


                       Capital World Bond Fund - Page 39

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic


                       Capital World Bond Fund - Page 40
conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."


                       Capital World Bond Fund - Page 41

Capital World Bond Fund
Investment Portfolio, September 30, 2001


                                                                      Shares
                                                               or Principal             Market  Percent
                                                                      Amount             Value   of Net
Bonds and Notes                                                        (000)             (000)   Assets

EURO
German Government:
  5.00% 2002                                                       EURO6,500          US$6,012
  7.25% 2002                                                            5,850             5,528
  8.00% 2002                                                            6,641             6,255
  7.125% 2003                                                           4,908             4,669
  7.50% 2004                                                            4,695             4,721
  6.50% 2005                                                            8,000             7,961
  6.875% 2005                                                           4,974             4,983
  6.00% 2006                                                            1,800             1,763
  6.00% 2007                                                              600               591
  5.25% 2008                                                            6,751             6,403
  4.75% 2009                                                            2,000             1,709
  5.25% 2010                                                            3,550             3,344
  5.375% 2010                                                           1,750             1,659
  7.00% 2011                                                              500               462
  6.25% 2030                                                            4,750             4,750   14.90%
Greece (Republic of):
  8.90% 2004                                                            1,761             1,796
  8.80% 2007                                                            9,728            10,631
  8.60% 2008                                                            5,664             6,225
  7.50% 2013                                                            1,886             2,014     5.06
Bayerische Vereinsbank:
  5.00% 2008                                                            2,000             1,843
  5.50% 2008                                                            9,226             8,750     2.59
French Government:
  4.50% 2003                                                            1,150             1,064
  OAT 5.25% 2008                                                        1,906             1,805
  OAT 0% 2019                                                          15,500             5,108     1.95
Netherlands Government:
  5.75% 2002                                                            4,350             4,035
  3.75% 2009                                                            1,595             1,356
  5.50% 2028                                                              250               225     1.38
Italian Government BTPS:
  6.00% 2007                                                            3,744             3,662
  5.00% 2008                                                            2,000             1,855     1.35
Spanish Government:
  6.00% 2008                                                            3,486             3,403
  6.15% 2013                                                            1,503             1,477     1.20
Rheinische Hypothekenbank                                               3,000             2,637      .65
 Eurobond 4.25% 2008
Finland (Republic of) 5.75% 2011                                        1,000               960      .24
Corporacion Andina de Fomento 4.75% 2004                                1,000               909      .22
General Motors Acceptance Corp. 5.75% 2006                              1,000               905      .22
PTC International Finance II SA 11.25% 2009                             1,000               831      .20
Antenna TV S.A. 9.75% 2008                                              1,000               774      .19
AXA 6.75% subordinated notes 2020 (1)                                     830               767      .19
British Telecommunications PLC 6.875% 2011                                750               717      .18
HSBC Capital Funding LP 8.03%                                             500               497      .12
 noncumulative preferred (undated) (1)
France Telecom, S.A. 7.00% 2008 (1)                                       500               463      .12
Standard Chartered Bank 8.16%                                             500               455      .11
 Eurodollar notes (undated) (1)
                                                                                        125,974    30.87

GERMAN MARKS
Ford Motor Credit Co. 5.25% 2008                                    DM21,275              9,431     2.31
Telstra Corp. Ltd. 5.125% 2008                                          2,250             1,018      .25
                                                                                         10,449     2.56

JAPANESE YEN
International Bank for Reconstruction
 and Development:
  4.50% 2003                                                      YEN484,000              4,324
  4.75% 2004                                                          400,000             3,847     2.00
Japanese Government:
  0.90% 2008                                                          605,000             5,071
  1.90% 2010                                                          260,000             2,299     1.80
Spain (Kingdom of) 3.11% 2006                                         555,000             5,274     1.29
KfW International Finance Inc. 1.00% 2004                             520,000             4,477     1.10
General Motors Acceptance Corp.                                       486,000             4,061     1.00
 0.179% 2002 (1)
SHL 1999-1 Corp. Ltd.:
  Class A1, 0.461% 2024 (1) (2)                                        29,501               248
  Class A2, 0.761% 2024 (1)                                           130,000             1,091
  Class A3, 2.09% 2024                                                250,000             2,123      .85
Fannie Mae 2.125% 2007                                                350,000             3,199      .78
Ontario (Province of) 1.875% 2010                                     325,000             2,897      .71
Hellenic Republic 2.90% 2007                                          230,000             2,154      .53
                                                                                         41,065    10.06

NEW ZEALAND DOLLARS
New Zealand Government:
  8.00% 2004                                                        NZ$6,500              2,797
  8.00% 2006                                                            3,000             1,323
  7.00% 2009                                                            8,725             3,693
  4.95% 2016 (3)                                                       17,890             7,114     3.66
Fannie Mae 7.25% 2002                                                   7,750             3,192      .78
Canadian Government 6.625% 2007                                         7,500             3,063      .75
                                                                                         21,182     5.19

DANISH KRONER
Nykredit: (2)
  6.00% 2029                                                       DKr55,420              6,663
  7.00% 2029                                                           15,103             1,887     2.09
Denmark (Kingdom of):
  8.00% 2003                                                           10,000             1,300
  7.00% 2004                                                            6,000               793
  5.00% 2005                                                           21,000             2,627
  7.00% 2007                                                            5,000               690
  6.00% 2009                                                            2,800               369     1.42
Danske Kredit: (2)
  6.00% 2029                                                           25,401             3,054
  7.00% 2029                                                            7,668               957      .98
                                                                                         18,340     4.49

AUSTRALIAN DOLLARS
News America Holdings Inc. 8.625% 2014                               A$9,000              4,572     1.12
Australian Government:
  10.00% 2002                                                             550               287
  6.75% 2006                                                            2,000             1,066
  10.00% 2006                                                           1,000               593
  8.75% 2008                                                            1,500               886      .70
New South Wales Treasury Corp. 7.00% 2004                               2,000             1,035      .25
                                                                                          8,439     2.07

BRITISH POUNDS
United Kingdom 7.25% 2007                                        Pounds1,250              2,064      .51
Royal Bank of Scotland 8.375% 2007                                      1,000             1,647      .40
Halifax Building Society 11.00% 2014                                      600             1,241      .30
                                                                                          4,952     1.21

POLISH ZLOTY
Polish Government:
  8.50% 2004                                                          PLZ900                190
  8.50% 2005                                                           21,475             4,451     1.14
                                                                                          4,641     1.14

CANADIAN DOLLARS
Canadian Government:
  7.25% 2003                                                         C$2,500              1,681
  7.25% 2007                                                              350               248      .47
Lindsey Morden Group Inc., Series B,                                    4,115             1,694      .42
 7.00% 2008 (4) (5)
                                                                                          3,623      .89

NORWEGIAN KRONER
Norwegian Government 6.75% 2007                                    NOK28,700              3,308      .81

SOUTH AFRICAN RANDS
South Africa (Republic of) 13.00% 2010                             ZAR14,500              1,820      .45

SWEDISH KRONOR
Stadshypotek AB 5.50% 2008                                         SKr12,000              1,078      .27
Swedish Government 6.00% 2005                                           5,000               490      .12
                                                                                          1,568      .39

TURKISH LIRA
Turkish Treasury Bill:
  0% 2001                                                         TRL426,000                247
  0% 2002                                                             829,278               412      .16
                                                                                            659      .16

HUNGARY FORINT
Hungarian Government 9.50% 2002                                   HUF140,000                495      .12

U.S. DOLLAR
U.S. Treasury Obligations:
  6.25% 2002                                                            4,850             4,927
  5.50% 2003                                                            1,000             1,039
  6.50% 2005                                                              800               879
  6.50% 2005                                                              700               771
  6.875% 2006                                                           1,000             1,126
  7.00% 2006                                                              950             1,076
  3.375% 2007 (3)                                                       1,121             1,153
  6.125% 2007                                                           1,345             1,481
  6.25% 2007                                                            1,095             1,210
  3.625% 2008 (3)                                                         297               308
  5.625% 2008                                                           1,800             1,936
  6.00% 2009                                                            3,750             4,122
  5.75% 2010                                                            1,800             1,949
  6.50% 2010                                                              635               720
  7.50% 2016                                                            1,500             1,846
  8.875% 2019                                                           1,500             2,094
  6.125% 2027                                                             750               816
  3.625% 2028 (3)                                                       2,827             2,916
  5.25% 2028                                                            2,085             2,013     7.94
United Mexican States Government
 Eurobonds, Global:
  9.875% 2010                                                           2,650             2,835
  8.375% 2011                                                           2,500             2,475     1.30
Fannie Mae:
  6.00% 2008                                                            1,000             1,067
  5.25% 2009                                                            1,700             1,731
  6.25% 2029                                                            1,100             1,114
  Series 2001-4, Class GA,                                                188               207     1.01
 10.018% 2025 (1) (2)
Government National Mortgage Assn.: (2)
8.50% 2021                                                                144               153
6.50% 2029                                                              1,307             1,336
7.00% 2029                                                              1,354             1,405      .71
Fox Family Worldwide, Inc.                                              2,500             2,350      .58
 0%/10.25% 2007 (6)
Century Communications Corp. 0% 2003                                    1,000               840
Adelphia Communications Corp.:
  8.375% 2008                                                           1,000               840
  10.25% 2011                                                             750               656      .57
Russian Federation:
  8.25% 2010                                                              250               189
  5.00% 2030 (1)                                                        4,350             1,990      .53
Development Bank of Singapore Ltd.: (4)
  7.875% 2010                                                           1,250             1,333
  7.125% 2011                                                             800               821      .53
Bulgaria (Republic of): (1)
  4.563% 2011                                                             743               577
  Front Loaded Interest Reduction Bond,                                 1,950             1,547      .52
 4.539% 2012
TELUS Corp.:
  7.50% 2007                                                            1,500             1,573
  8.00% 2011                                                              500               532      .52
Panama (Republic of):
  9.625% 2011                                                           1,000               997
  10.75% 2020                                                             750               767
  8.875% 2027                                                             325               287      .50
Skandinaviska Enskilda Banken AB 6.875% 2009                            2,000             2,045      .50
Dobson/Sygnet Communications Co. 12.25% 2008                            1,000             1,040
Dobson Communications Corp.: (7) (8)
  12.25% exchangeable preferred,                                          530 Shares        501
 redeemable 2008
  13.00% senior echangeable preferred                                     533               501      .50
 stock 2009
Charter Communications Holdings,                                    US$2,000              2,035      .50
 LLC 11.125% 2011
Crown Castle International Corp.:
  0%/10.625% 2007 (6)                                                   1,700             1,326
  0%/10.375% 2011 (6)                                                     450               256
  12.75% senior exchangeable preferred                                    547 Shares        416      .49
    2010 (7) (8)
Vodafone AirTouch PLC 7.75% 2010                                    US$1,800              1,973      .48
Komercni Banka, AS 9.00%/10.75% 2008 (1) (4)                            1,900             1,962      .48
Airplanes Pass Through Trust, Series 1,                                 2,472             1,856      .46
 Class C, 8.15% 2019 (2)
Nabisco, Inc. 6.375% 2035 (1)                                           1,745             1,808      .44
Premier Parks Inc.:
  9.75% 2007                                                              750               709
  0%/10.00% 2008 (6)                                                      750               585
Six Flags, Inc. 9.50% 2009                                                500               490      .44
Allied Waste North America, Inc.:
  8.875% 2008 (4)                                                         250               254
  10.00% 2009                                                           1,500             1,500      .43
SpectraSite Holdings, Inc., Series B:
  0%/12.00% 2008 (6)                                                    2,000               860
  0%/12.875% 2010 (6)                                                   1,750               481
  10.75% 2010                                                             250               165
  12.50% 2010                                                             250               179      .41
Household Finance Corp. 6.40% 2008                                      1,500             1,531      .38
Georgia-Pacific Corp.:
  7.50% 2006                                                              250               253
  8.125% 2011                                                           1,000             1,003
Fort James Corp. 6.875% 2007                                              250               242      .37
Rite Aid Corp.:
  6.875% 2013                                                             475               344
  7.70% 2027                                                              450               329
  6.875% 2028 (4)                                                       1,075               720      .34
Omnipoint Corp. 11.50% 2009 (4) (5)                                       500               566
Deutsche Telekom International Finance                                    750               813      .34
 BV 8.00% 2010
Clear Channel Communications,                                           1,250             1,318      .32
 Inc. 7.65% 2010
J.C. Penney Co., Inc.:
  7.05% 2005                                                              500               460
  6.875% 2015                                                             500               400
  8.25% 2022 (2)                                                          500               420      .31
Aurora Foods Inc., Series B, 9.875% 2007                                1,500             1,275      .31
Ameristar Casinos, Inc. 10.75% 2009                                     1,250             1,275      .31
American Media Operations, Inc. 10.25% 2009                             1,250             1,269      .31
Container Corp. of America 9.75% 2003                                     750               754
Stone Container Corp. 9.75% 2011                                          500               510      .31
Salton/Maxim Housewares, Inc. 10.75% 2005                               1,500             1,185      .29
Cumulus Media Inc. 13.75%                                               1,312 Shares      1,181      .29
 preferred 2009 (7)  (8)
Ukraine Government 11.00% 2007 (2)                                  US$1,363              1,127      .28
British Telecommunications PLC:
  8.125% 2010                                                             500               553
  8.625% 2030                                                             500               566      .27
Edison Mission Energy 7.73% 2009                                        1,200             1,098      .27
Centennial Cellular Corp. 10.75% 2008                                   1,250             1,081      .26
Litigation Settlement Monetized Fee Trust,                              1,000             1,066      .26
 Series 2001-1A,
 Class A-2 10.98% 2031 (2) (4)
Hard Rock Hotel, Inc., Series B, 9.25% 2005                             1,250             1,062      .26
American Tower Corp., 9.375% 2009                                       1,250             1,063      .26
Sinclair Capital 11.625% preferred                                     12,500 Shares      1,063      .26
Univision Communications Inc. 7.85% 2011 (4)                        US$1,000              1,035      .25
Hollywood Casino Corp. 11.25% 2007                                      1,000             1,030      .25
General Motors Acceptance Corp. 7.25% 2011                              1,000             1,018      .25
Printpack, Inc. 10.625% 2006                                            1,000             1,000      .25
Gray Communications Systems,                                            1,000               980      .24
 Inc. 10.625% 2006
TransWestern Publishing Co. LLC 9.625% 2007                             1,000               980      .24
Nextel Partners, Inc.:
  0%/14.00% 2009 (6)                                                    1,798               809
  11.00% 2010                                                             250               158      .24
Sun Media Corp. 9.50% 2007                                              1,000               954      .23
Brazil (Federal Republic of):
  Bearer 8.00% 2014 (8)                                                   862               583
  11.00% 2040                                                             550               361      .23
Boyd Gaming Corp.:
  9.25% 2003                                                              500               490
  9.50% 2007                                                              500               450      .23
Riverwood International Corp. 10.875% 2008                              1,000               930      .23
ACME Television, LLC, Series A, 10.875% 2004                            1,000               915      .22
Eldorado Resorts LLC 10.50% 2006                                        1,000               890      .22
SBA Communications Corp. 0%/12.00% 2008 (6)                             1,250               863      .21
Cricket Communications, Inc. 8.50% 2007 (1)                                55                36
Leap Wireless International,                                            1,250               813      .21
 Inc. 12.50% 2010
Dominican Republic 9.50% 2006 (4)                                         850               827      .20
Solectron Corp.:
  0% LYON convertible notes 2020                                        1,000               505
  0% LYON convertible notes 2020                                          750               308      .20
Micron Technology, Inc. 6.50% 2005 (4)                                  1,000               810      .20
State of Qatar 9.75% 2030 (4)                                             750               810      .20
Argosy Gaming Co. 10.75% 2009                                             750               803      .20
DaimlerChrysler North America Holding                                     750               785      .19
 Corp. 7.75% 2011
CFW Communications Co. 13.00% 2010                                      1,000               780      .19
Ford Motor Credit Co. 7.375% 2011                                         750               769      .19
TeleCorp PCS, Inc. 10.625% 2010                                           750               664      .16
TeleWest PLC 9.875% 2010                                                1,000               620      .15
Structured Asset Securities Corp.,                                        538               583      .14
 Series 1998-RF2, Class A,
 8.531% 2027 (1) (2) (4)
Reliance Industries Ltd. 8.125% 2005                                      550               579      .14
Levi Strauss & Co. 11.625% 2008                                           750               551      .14
CenturyTel, Inc., Series H, 8.375% 2010                                   500               544      .13
France Telecom 8.00% 2011 (1) (4)                                         500               537      .13
L.A. Arena Funding, LLC, Series 1,                                        500               536      .13
 Class A, 7.656% 2026 (4)
Pemex Project Funding Master Trust,                                       500               520      .13
 Series A, 9.125% 2010 (4)
El Paso Corp. 6.95% 2007                                                  500               516      .13
American Airlines, Inc. 7.858% 2011 (4)                                   500               514      .13
Key3Media Group, Inc. 11.25% 2011                                         750               514      .13
Delta Air Lines, Inc., Series 2000-1,                                     500               510      .13
 7.57% 2010
Malaysia 7.50% 2011                                                       500               508      .13
Williams Companies, Inc. 7.625% 2019                                      500               498      .12
Federated Department Stores,                                              500               478      .12
 Inc. 6.625% 2011
Waste Management, Inc. 7.375% 2010                                        200               212
WMX Technologies, Inc. 7.10% 2026                                         250               260      .12
Comcast UK Cable Partners Ltd. 11.20% 2007                                500               342
NTL Communications Corp., Series B,                                       250               125      .11
 11.875% 2010
KSL Recreation Group, Inc. 10.25% 2007                                    500               465      .11
Hyundai Semiconductor America,                                          1,000               454      .11
 Inc. 8.625% 2007 (4)
Telemundo Holdings, Inc., Series A,                                       500               420      .10
 0%/11.50% 2008 (6)
Young Broadcasting Inc.:
  9.00% 2006                                                              250               208
  10.00% 2011 (4)                                                         250               200      .10
Turkey (Republic of) 11.875% 2030                                         500               406      .10
Croatian Government, Series A,                                            409               397      .10
 4.529% 2010 (1)
Royal Caribbean Cruises Ltd.:
  7.00% 2007                                                              250               188
  8.75% 2011                                                              250               182      .09
LSI Logic Corp. 4.00% convertible                                         420               336      .08
 subordinated notes 2005
Argentina (Republic of) Eurobond                                          500               290      .07
 6.00% 2023 (1)
Harrahs Operating Inc., 7.125% 2007 (4)                                   300               290      .07
Kaiser Aluminum & Chemical Corp. 12.75% 2003                              375               270      .07
TranSwitch Corp. 4.50% convertible                                        380               268      .07
 notes 2005
American Electric Power Co., Inc.,                                        250               258      .06
 Series A, 6.125% 2006
Hanvit Bank 11.75% 2010 (1)                                               250               257      .06
MGM Mirage Inc. 8.50% 2010                                                250               241      .06
Vitesse Semiconductor Corp. 4.00%                                         280               227      .06
 convertible subordinated debentures 2005
TriQuint Semiconductor, Inc. 4.00%                                        280               217      .05
 convertible subordinated notes 2007
Standard Chartered Bank 8.00% 2031 (4)                                    215               212      .05
Williams Communications Group,                                            425               179      .04
 Inc. 11.70% 2008
Saks Inc. 7.375% 2019                                                     150                86      .02
                                                                                        141,827    34.75

TOTAL BONDS AND NOTES (cost: $442,685,000)                                              388,342    95.16


EQUITY-RELATED SECURITIES
WARRANTS
GT Group Telecom Inc., warrants,                                        1,000 Shares          4      .00
 expire 2010 (Canada) (4) (5) (7)
NTELOS, Inc., warrants, expire 2010 (5) (7)                             1,000                 0      .00
                                                                                              4      .00

TOTAL EQUITY-RELATED SECURITIES                                                               4      .00
 (cost: $54,000)


                                                                   Principal            Market  Percent
                                                                      Amount             Value   of Net
Short-Term Securities                                                  (000)             (000)   Assets

Corporate Short-Term Notes
Corporate Asset Funding Co.,                                            7,300             7,292     1.79
 Inc. 3.50% due 10/12/01 (4)
CIT Group, Inc. 3.45% due 10/1/01                                       3,250             3,249      .79
Royal Bank of Canada 3.50% due 10/5/01                                  1,400             1,399      .34
Westpac Trust Securities NZ Ltd.                                          400               400      .10
 3.50% due 10/5/01
                                                                                         12,340     3.02

Federal Agency Discount Notes
Fannie Mae 3.66% due 10/4/01                                            1,600             1,599      .39


TOTAL SHORT-TERM SECURITIES                                                              13,939     3.41
 (cost: $13,939,000)


TOTAL INVESTMENT SECURITIES                                                             402,285    98.57
 (cost: $456,678,000)
Excess of cash and receivables over payables                                              5,820     1.43

NET ASSETS                                                                             $408,105  100.00%

(1) Coupon rate may change periodically.
(2) Pass-through securities backed
 by a pool of mortgages or other loans
     on which principal payments are
    periodically made.  Therefore,
 the effective maturities
    are shorter than the stated maturities.
(3) Index-linked bond whose principal
 amount moves with a government
    retail price index.
(4) Purchased in a private placement
 transaction; resale may be
    limited to qualified institutional
 buyers; resale to public
    may require registration.
(5) Valued under procedures established
 by the Board of Directors.
(6) Step bond; coupon rate will
 increase at a later date.
(7) Non-income-producing security.
(8) Payment in kind; the issuer has
 the option of paying additional
    securities in lieu of cash.


See Notes to Financial Statements


Capital World Bond Fund
Financial statements
Statement of assets and liabilities
at September 30, 2001                                       (dollars in  thousands)

Assets:
Investment securities at market
 (cost: $456,678)                                                           $402,285
Cash                                                                              83
Receivables for -
 Sales of investments                                            $3,286
 Sales of fund's shares                                             589
 Forward currency contracts - net                                 2,422
 Dividends and interest                                           8,718
 Other                                                               33       15,048
                                                                             417,416
Liabilities:
Payables for -
 Purchases of investments                                         3,223
 Repurchases of fund's shares                                     1,087
 Forward currency contracts - net                                 4,632
 Management services                                                192
 Other expenses                                                     177        9,311
Net assets at September 30, 2001                                            $408,105

 Total authorized capital stock - 200,000,000 shares,
 $.001 par value
 Class A shares:
  Net assets                                                                $398,533
  Shares outstanding                                                     27,235,280
  Net asset value per share                                                   $14.63
 Class B shares:
  Net assets                                                                  $4,421
  Shares outstanding                                                        303,100
  Net asset value per share                                                   $14.59
 Class C shares:
  Net assets                                                                  $1,688
  Shares outstanding                                                        116,090
  Net asset value per share                                                   $14.54
 Class F shares:
  Net assets                                                                  $3,463
  Shares outstanding                                                        237,330
  Net asset value per share                                                   $14.59



Statement of operations
for the year ended September 30, 2001                       (dollars in  thousands)
Investment income:
Income:
 Interest                                                       $26,549
 Dividends                                                           73      $26,622

Expenses:
 Management services fee                                          2,605
 Distribution expenses - Class A                                    966
 Distribution expenses - Class B                                     27
 Distribution expenses - Class C                                      3
 Distribution expenses - Class F                                      2
 Transfer agent fee - Class A                                       451
 Transfer agent fee - Class B                                         4
 Administrative services fees - Class C                               2
 Administrative services fees - Class F                               3
 Reports to shareholders                                             77
 Registration statement and prospectus                              113
 Postage, stationery and supplies                                    76
 Directors' fees                                                     12
 Auditing and legal fees                                             65
 Custodian fee                                                      116
 Taxes other than federal income tax                                 14
 Other expenses                                                       7        4,543
Net investment income                                                         22,079

Realized loss and unrealized
 appreciation on investments:
Net realized loss                                                            (13,888)
Net unrealized appreciation (depreciation) on:
 Investments                                                     18,073
 Open forward currency contracts                                 (1,946)
  Net unrealized appreciation                                                 16,127
 Net realized loss and
  unrealized appreciation
  on investments                                                               2,239
Net increase in net assets resulting
 from operations                                                             $24,318




Statement of changes in net assets                          (dollars in  thousands)

                                                            Year ended
                                                           September 30
                                                               2001         2000
Operations:
Net investment income                                           $22,079      $22,547
Net realized loss on investments                                (13,888)      (3,578)
Net unrealized appreciation (depreciation)
 on investments                                                  16,127      (38,602)
 Net increase (decrease) in net assets
  resulting from operations                                      24,318      (19,633)
Dividends and distributions paid to
 shareholders:
Dividends from net investment income:
 Class A                                                        (11,089)     (20,142)
 Class B                                                            (40)          (6)
 Class C                                                             (1)      -
 Class F                                                             (9)      -
Distributions from net realized gain on investments:
 Class A                                                         -            (2,356)
  Total dividends and distributions                             (11,139)     (22,504)

Capital share transactions:
Proceeds from shares sold                                        79,380       98,853
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments                9,800       19,886
Cost of shares repurchased                                     (112,012)    (212,632)
 Net decrease in net assets resulting
  from capital share transactions                               (22,832)     (93,893)
Total decrease in net assets                                     (9,653)    (136,030)

Net assets:
Beginning of year                                               417,758      553,788
End of year (including
 undistributed
 net investment income: $2,370 and $3,624
 respectively)                                                 $408,105     $417,758


See notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital World Bond Fund, Inc.(the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States of America.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 3.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.

Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 2001, non-U.S. taxes paid were $26,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $11,019,000 for the year ended September 30, 2001.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of September 30, 2001, the cost of investment securities, excluding forward currency contracts, for book and federal income tax reporting purposes was $456,678,000. Net unrealized depreciation on investments, excluding forward currency contracts, aggregated $54,393,000; $5,377,000 related to appreciated securities and $59,770,000 related to depreciated securities. For the year ended September 30, 2001, the fund realized tax basis net capital losses of $2,410,000. The fund had available at September 30, 2001, a net capital loss carryforward totaling $2,410,000 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has deferred, for tax purposes, to fiscal year ending September 30, 2002, the recognition of net capital losses totaling $2,886,000 and net losses relating to non-U.S. currency transactions totaling $11,421,000 which were realized during the period November 1, 2000 through September 30, 2001. Net losses related to non-U.S. currency transactions of $796,000 are treated as an adjustment to ordinary income for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $2,605,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.65% per annum of the first $500 million of daily net assets decreasing to 0.50% of such assets in excess of $1 billion. For the year ended September 30, 2001, the management services fee was equivalent to an annualized rate of 0.642% of average daily net assets. Effective September 1, 2001, CRMC voluntarily reduced management fees to 0.57% of the first $1 billion of daily net assets and 0.50% of such assets in excess of $1 billion. As a result, fees were reduced by $27,000.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.30% annual expense limit for Class A shares is not exceeded. For the year ended September 30, 2001, aggregate distribution expenses were $966,000, equivalent to an annualized rate of 0.24% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended September 30, 2001, aggregate distribution expenses were $27,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended September 30, 2001, aggregate distribution expenses were $3,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended September 30, 2001, aggregate distribution expenses were $2,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of September 30, 2001, aggregate distribution expenses payable to AFD for all share classes were $89,000.

AFD received $134,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended September 30, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $455,000 was incurred during the year ended September 30, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of September 30, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $35,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended September 30, 2001, total fees under the agreement were $5,000. As of September 30, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $1,000.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of September 30,2001, the cumulative amount of these liabilities was $29,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND DIRECTORS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $234,127,000 and $245,897,000, respectively, during the year ended September 30, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended September 30, 2001, the custodian fee of $116,000 includes $9,000 that was paid by these credits rather than in cash.

For the year ended September 30, 2001, the fund reclassified $12,194,000 from undistributed net investment income to undistributed net realized gains to reflect permanent differences between book and tax reporting.

As of  September 30, 2001, net assets consisted of the following:

                                                             dollars in thousands
Capital paid in on shares of capital stock                               $465,886
Undistributed net investment income                                         2,370
Accumulated net realized loss                                              (5,296)
Net unrealized depreciation                                               (54,855)
Net assets                                                               $408,105

Capital share transactions in the fund were as follows:

                                                            Year ended      September 30, 2001
                                                            Amount (000)    Shares
Class A shares:
  Sold                                                       $   70,607             4,891,985
  Reinvestment of dividends and distributions                     9,756               685,914
  Repurchased                                                  (111,323)           (7,753,199)
   Net decrease in Class A                                      (30,960)           (2,175,300)
Class B shares: (1)
  Sold                                                            3,400               236,087
  Reinvestment of dividends and distributions                        35                 2,454
  Repurchased                                                      (414)              (28,681)
   Net increase in Class B                                        3,021               209,860
Class C shares: (2)
  Sold                                                            1,862               128,890
  Reinvestment of dividends and distributions                         1                    98
  Repurchased                                                      (185)              (12,898)
   Net increase in Class C                                        1,678               116,090
Class F shares: (2)
  Sold                                                            3,511               243,015
  Reinvestment of dividends and distributions                         8                   580
  Repurchased                                                       (90)               (6,265)
   Net increase in Class F                                        3,429               237,330
Total net decrease in fund                                   $  (22,832)           (1,612,020)


                                                            Year ended      September 30, 2000
                                                            Amount (000)    Shares
Class A shares:
  Sold                                                       $   97,450             6,644,172
  Reinvestment of dividends and distributions                    19,880             1,342,437
  Repurchased                                                  (212,558)          (14,506,069)
   Net decrease in Class A                                      (95,228)           (6,519,460)
Class B shares: (1)
  Sold                                                            1,403                98,094
  Reinvestment of dividends and distributions                         6                   375
  Repurchased                                                       (74)               (5,229)
   Net increase in Class B                                        1,335                93,240
Class C shares: (2)
  Sold                                                              -                     -
  Reinvestment of dividends and distributions                       -                     -
  Repurchased                                                       -                     -
   Net increase in Class C                                          -                     -
Class F shares: (2)
  Sold                                                              -                     -
  Reinvestment of dividends and distributions                       -                     -
  Repurchased                                                       -                     -
   Net increase in Class F                                          -                     -
Total net decrease in fund                                   $  (93,893)           (6,426,220)

(1) Class B shares were not offered
 before March 15, 2000.
(2) Class C and Class F shares were
not offered before March 15, 2001.

At September 30, 2001, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

                 Non-U.S.                              Contract           Amount      U.S. Valuations at       September 30, 2001
                 Currency                         -------------    -------------            -------------           -------------
                Contracts                                                                                              Unrealized
                                                       Non-U.S.             U.S.                   Amount          (Depreciation)
                                                                                                                     Appreciation
--------------------------                        -------------    -------------            -------------           -------------
Purchases:
 Australian Dollars
  expiring 11/20/2001 to                          A$ 5,361,000       $ 2,787,289              $ 2,634,869                (152,420)
  12/31/2001
 Canadian Dollars
  expiring 11/08/2001 to                          C$ 4,355,000       $ 2,846,021              $ 2,755,250                 (90,771)
  11/19/2001
 Euros
  expiring 11/07/2001 to                        Euro 3,806,000         3,385,170                3,456,416                  71,246
   2/22/2002
                                                                   -------------            -------------           -------------
                                                                       9,018,480                8,846,535                (171,945)
                                                                   -------------            -------------           -------------
Sales:
 Danish Kroner
  expiring 11/09/2001                           DKr 55,000,000         6,216,445                6,723,456                (507,011)
 Euros
  expiring 12/13/2001                             Euro 500,000           451,800                  454,447                  (2,647)
 Japanese Yen
  expiring 1/04/2002                           Yen 368,395,000         3,095,184                3,114,154                 (18,970)
 Norwegian Kroner
  expiring 01/30/2002                           NOK 14,000,000         1,513,639                1,554,575                 (40,936)
 New Zealand Dollars
  expiring 11/08/2001 to                        NZ$ 11,825,000         5,023,330                4,784,706                 238,624
  12/31/2001
                                                                   -------------            -------------           -------------
                                                                      16,300,398               16,631,338                (330,940)
                                                                   -------------            -------------           -------------
Forward currency contracts - net                                                                                        $(502,885)
                                                                                                                    =============

Per-share data and ratios
                                                                   Class A               Class A
                                                                Year ended            Year ended
                                                             September 30,         September 30,
                                                                       2001                  2000
Net asset value, beginning of year                                  $14.16                $15.41

  Income from investment operations :
    Net investment income                                              .79 (1)               .68 (1)

    Net gains (losses) on securities                                   .07 (1)             (1.26)(1)
     (both realized and unrealized)

      Total from investment operations                                 .86                  (.58)

  Less distributions :
    Dividends (from net investment income)                            (.39)                 (.60)

    Distributions (from capital gains)                                   -                  (.07)

    Distributions (from currency gains)                                  -                     -

      Total distributions                                             (.39)                 (.67)

Net asset value, end of year                                        $14.63                $14.16

Total return (2)                                                      6.18%               (3.89)%

Ratios/supplemental data:

  Net assets, end of year (in millions)                               $399                  $416

  Ratio of expenses to average net assets                             1.12%                 1.12%

  Ratio of net income to average net assets                           5.46%                 4.66%


                                                                   Class A               Class A
                                                                Year ended            Year ended
                                                             September 30,         September 30,
                                                                       1999                  1998
Net asset value, beginning of year                                  $16.32                $16.40

  Income from investment operations :
    Net investment income                                              .84                   .43

    Net gains (losses) on securities                                  (.88)                  .57
     (both realized and unrealized)

      Total from investment operations                                (.04)                 1.00

  Less distributions :
    Dividends (from net investment income)                            (.55)                 (.80)

    Distributions (from capital gains)                                (.32)                 (.28)

    Distributions (from currency gains)                                  -                     -

      Total distributions                                             (.87)                (1.08)

Net asset value, end of year                                        $15.41                $16.32

Total return (2)                                                     (.32)%                 6.42%

Ratios/supplemental data:

  Net assets, end of year (in millions)                               $554                  $645

  Ratio of expenses to average net assets                             1.08%                 1.06%

  Ratio of net income to average net assets                           4.66%                 5.15%


                                                                   Class A
                                                                Year ended
                                                             September 30,
                                                                       1997
Net asset value, beginning of year                                  $16.86

  Income from investment operations :
    Net investment income                                              .88

    Net gains (losses) on securities                                  (.16)
     (both realized and unrealized)

      Total from investment operations                                 .72

  Less distributions :
    Dividends (from net investment income)                            (.95)

    Distributions (from capital gains)                                   -

    Distributions (from currency gains)                               (.23)

      Total distributions                                            (1.18)

Net asset value, end of year                                        $16.40

Total return (2)                                                      4.38%

Ratios/supplemental data:

  Net assets, end of year (in millions)                               $758

  Ratio of expenses to average net assets                             1.07%

  Ratio of net income to average net assets                           5.21%



                                                                   Class B               Class B
                                                                Year ended           March 15 to
                                                             September 30,         September 30,
                                                                      2001              2000 (3)
Net asset value, beginning of period                                $14.12                $14.74

  Income from investment operations :
    Net investment income (1)                                          .71                   .28

    Net gains (losses) on securities                                   .04                  (.63)
     (both realized and unrealized) (1)

      Total from investment operations                                 .75                  (.35)

  Less distributions :
    Dividends (from net investment income)                            (.28)                 (.27)


Net asset value, end of period                                      $14.59                $14.12

Total return (2)                                                      5.34%               (2.34)%

Ratios/supplemental data:

  Net assets, end of period (in millions)                               $4                    $1

  Ratio of expenses to average net assets                             1.85%                 1.81%(4)

  Ratio of net income to average net assets                           4.92%                 3.99%(4)



                                                                   Class C               Class F
                                                               March 15 to           March 15 to
                                                             September 30,         September 30,
                                                                  2001 (3)              2001 (3)
Net asset value, beginning of period                                $14.50                $14.50

  Income from investment operations :
    Net investment income (1)                                          .42                   .50

    Net gains (losses) on securities                                  (.34)                 (.33)
     (both realized and unrealized) (1)

      Total from investment operations                                 .08                   .17

  Less distributions :
    Dividends (from net investment income)                            (.04)                 (.08)


Net asset value, end of period                                      $14.54                $14.59

Total return (2)                                                       .58%                 1.18%

Ratios/supplemental data:

  Net assets, end of period (in millions)                               $2                    $3

  Ratio of expenses to average net assets                             1.98%(4)              1.20%(4)

  Ratio of net income to average net assets                           5.34%(4)              6.30%(4)


Supplemental data - all classes

                                                                Year ended            Year ended
                                                             September 30,         September 30,
                                                                       2001                  2000
Portfolio turnover rate                                              61.00%                52.15%

                                                                Year ended            Year ended
                                                             September 30,         September 30,
                                                                       1999                  1998
Portfolio turnover rate                                             129.25%               100.92%

                                                                Year ended
                                                             September 30,
                                                                       1997
Portfolio turnover rate                                              79.00%

1) Based on average shares outstanding.
2) Total returns exclude all sales
 charges, including contingent
 deferred sales charges.
3) Based on operations for the
 period shown and, accordingly, not
 representative of a full year
 (unless otherwise noted).
4) Annualized.


Independent Auditors' Report

To the Board of Directors and Shareholders of Capital World Bond Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund, Inc. (the "Fund"), including the investment portfolio, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through September 30, 2000 and the year ended September 30, 2001 for Class B shares, and the period March 15, 2001 through September 30, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through September 30, 2000 and the year ended September 30, 2001 for Class B shares, and the period March 15, 2001 through September 30, 2001 for Class C and Class F shares, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Los Angeles, California

November 6, 2001


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 6% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


                                  PART C
                             OTHER INFORMATION
                         CAPITAL WORLD BOND FUND, INC.

ITEM 23. EXHIBITS

(a) Copy of Articles of Incorporation and Articles of Amendment and Restatement
- previously filed (see P/E Amendment No. 15 filed 12/30/97); Articles of Amendment to Articles of Incorporation and Articles Supplementary - previously filed (see P/E Amendment No. 19 filed 3/13/00; Articles Supplementary - previously filed (see P/E Amendment No. 21 filed 3/13/01 and No. 23 filed 2/14/02)
(b) Copy of By-laws - previously filed (see P/E Amendment No. 15 filed
12/30/97)
(c) Form of share certificate - previously filed (see P/E Amendment No. 21 filed 3/13/01)
(d) Form of Amended Investment Advisory and Service Agreement - previously filed (see P/E Amendment No. 19 filed 3/13/00)
(e-1) Form of Amended and Restated Principal Underwriting Agreement - previously filed (see P/E Amendment No. 23 filed 2/14/02)
(e-2) Form of Selling Group Agreement; form of Banking Selling Group Agreement; form of Omnibus addendum to the Selling Group Agreement (for retirement plan share classes (R shares) only); and form of Institutional Selling Group Agreement
(f) None
(g) Form of Global Custody Agreement - previously filed (see P/E Amendment No. 22 filed 11/29/01)
(h) Form of Amended and Restated Administrative Services Agreement; and
Form of Amended Shareholder Services Agreement dated 7/1/01 - previously filed (see P/E Amendment No. 23 filed 2/14/02)
(i) Legal opinion for Class R-1, R-2, R-3, R-4 and R-5 shares
(j) Consent of Independent Auditors
(k) None
1. Initial capital agreements - previously filed (see P/E Amendment No. 15 filed 12/30/97)
(m-1) Forms of Plans of Distribution - previously filed (see P/E Amendment No. 15 filed 12/30/97; No. 19 filed 3/13/00; No. 21 filed 3/13/02; and No. 23 filed
2/14/02)
(m-2) Form of Plans of Distribution relating to Class R-1, R-2, R-3 and R-4 shares
(n) Form of Amended and Restated Multiple Class Plan - previously filed (see P/E Amendment No. 23 filed 2/14/02)
(o) None
(p) Code of Ethics - previously filed (see P/E Amendment No. 23 filed 2/14/02)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

 None

ITEM 25. INDEMNIFICATION

 Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance, Chubb Custom Insurance Company and ICI Mutual Insurance Company which insure its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

 Article VIII of the Articles of Incorporation of the Fund provides that "The Corporation shall indemnify (1) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (2) its officers to the same extent it shall indemnify its directors; and (3) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

 Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of that fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys' fees), judgements, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

 Subsection (c) of Section 2-418 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgement in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under similar standards, except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that a court of equity or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

 Section 2-418 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (b) and (c) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection

ITEM 25. INDEMNIFICATION (CONTINUED)

therewith; that indemnification provided for by Section 2-418 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation, or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 2-418.

 Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940 (the "1940 Act") Releases No. 7221 (June 9,
1972) and No. 11330 (September 4, 1980). In addition, indemnification by the Registrant shall be consistent with the requirements of rule 484 under the Securities Act of 1933. Furthermore, Registrant undertakes to the staff of the Securities and Exchange Commission that the Fund's indemnification provisions quoted above prohibit indemnification for liabilities arising under the Securities Act of 1933 and the 1940 Act.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

 None

ITEM 27. PRINCIPAL UNDERWRITERS

 (a) American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Investment Company of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)                 (1)                                                             (2)                (3)



       NAME AND PRINCIPAL                          POSITIONS AND OFFICES            POSITIONS AND OFFICES

          BUSINESS ADDRESS                           WITH UNDERWRITER                 WITH REGISTRANT



       David L. Abzug                              Vice President                   None

       P.O. Box 2248

       Agoura Hills, CA 91376



       John A. Agar                                Vice President                   None

       P.O. Box 7326

       Little Rock, AR 72217



       Robert B. Aprison                           Vice President                   None

       2983 Bryn Wood Drive

       Madison, WI  53711



L      William W. Bagnard                          Vice President                   None



       Steven L. Barnes                            Senior Vice President            None

       7490 Clubhouse Road

       Suite 100

       Boulder, CO  80301



B      Carl R. Bauer                               Vice President                   None



       Michelle A. Bergeron                        Senior Vice President            None

       4160 Gateswalk Drive

       Smyrna, GA 30080



       J. Walter Best, Jr.                         Regional Vice President          None

       9013 Brentmeade Blvd.

       Brentwood, TN 37027



       Joseph T. Blair                             Senior Vice President            None

       P.O. Box 3529

       148 E. Shore Avenue

       Groton Long Point, CT 06340



       John A. Blanchard                           Vice President                   None

       576 Somerset Lane

       Northfield, IL 60093



       Ian B. Bodell                               Senior Vice President            None

       P.O. Box 1665

       Brentwood, TN  37024-1665



       Mick L. Brethower                           Senior Vice President            None

       601 E. Whitestone Blvd.

       Building 6, Suite 115

       Cedar Park, TX 78613



       Alan Brown                                  Vice President                   None

       4129 Laclede Avenue

       St. Louis, MO 63108



B      J. Peter Burns                              Vice President                   None



       Cody Callaway                               Regional Vice President          None

       803 South Desert Palm Place

       Broken Arrow, OK 74012



       Matthew C. Carlisle                         Regional Vice President          None

       4500 Fairvista Drive

       Charlotte, NC 28269



       Damian F. Carroll                           Regional Vice President          None

       40 Ten Acre Road

       New Britain, CT 06052



       Brian C. Casey                              Vice President                   None

       8002 Greentree Road

       Bethesda, MD  20817



       Victor C. Cassato                           Senior Vice President            None

       609 W. Littleton Blvd., Suite 310

       Littleton, CO  80120



       Christopher J. Cassin                       Senior Vice President            None

       19 North Grant Street

       Hinsdale, IL  60521



       Denise M. Cassin                            Vice President                   None

       1301 Stoney Creek Drive

       San Ramon, CA  94583



L      David Charlton                              Senior Vice President            None



L      Larry P. Clemmensen                         Director                         None



L      Kevin G. Clifford                           Director, President and Co-Chief    None

                                                   Executive Officer



H      Cheri Coleman                               Assistant Vice President         None



       Ruth M. Collier                             Senior Vice President            None

       29 Landsdowne Drive

       Larchmont, NY 10538



S      David Coolbaugh                             Vice President                   None



       Carlo O. Cordasco                           Regional Vice President          None

       101 Five Forks Lane

       Hampton, VA 23669



       Thomas E. Cournoyer                         Vice President                   None

       2333 Granada Boulevard

       Coral Gables, FL  33134



       Joseph G. Cronin                            Regional Vice President          None

       1533 Wilmot Road

       Deerfield, IL 60015



       William F. Daugherty                        Regional Vice President          None

       1216 Highlander Way

       Mechanicsburg, PA 17050



       Guy E. Decker                               Regional Vice President          None

       2990 Topaz Lane

       Carmel, IN 46032



       Daniel J. Delianedis                        Vice President                   None

       Edina Executive Plaza

       5200 Willson Road, Suite 150

       Edina, MN  55424



       James A. DePerno, Jr.                       Regional Vice President          None

       91 Church Street

       East Aurora, NY 14052



L      Bruce L. DePriester                         Senior Vice President            None



       Thomas J. Dickson                           Regional Vice President          None

       108 Wilmington Court

       Southlake, TX 76092



       Michael A. DiLella                          Vice President                   None

       P. O. Box 661

       Ramsey, NJ  07446



       G. Michael Dill                             Senior Vice President            None
       505 E. Main Street

       Jenks, OK  74037



       Kirk D. Dodge                               Senior Vice President            None

       2627 Mission Street

       San Marino, CA  91108



       Peter J. Doran                              Director, Executive Vice         None
                                                   President

       100 Merrick Road, Suite 216W

       Rockville Centre, NY 11570



L      Michael J. Downer                           Secretary                        Vice President



       Michael J. Dullaghan                        Regional Vice President          None

       5040 Plantation Grove Lane

       Roanoke, VA 24012



S      J. Steven Duncan                            Senior Vice President            None



       Robert W. Durbin                            Vice President                   None

       74 Sunny Lane

       Tiffin, OH  44883



I      Lloyd G. Edwards                            Senior Vice President            None



       Timothy L. Ellis                            Regional Vice President          None

       1441 Canton Mart Road, Suite 9

       Jackson, MS 39211



       John R. Fodor                               Senior Vice President            None

       15 Latisquama Road

       Southborough, MA  01772



       Daniel B. Frick                             Regional Vice President          None

       845 Western Avenue

       Glen Ellyn, IL 60137



       Clyde E. Gardner                            Senior Vice President            None

       Route 2, Box 3162

       Osage Beach, MO  65065



L      Linda S. Gardner                            Assistant Vice President         None



B      Evelyn K. Glassford                         Vice President                   None



       Jack E. Goldin                              Regional Vice President          None

       7995 Northwest 20th Street

       Pembroke Pines, FL 33024



       Jeffrey J. Greiner                          Vice President                   None

       12210 Taylor Road

       Plain City, OH  43064



L      Paul G. Haaga, Jr.                          Director                         Chairman and Director



B      Mariellen Hamann                            Vice President                   None



       Derek S. Hansen                             Regional Vice President          None

       13033 Ridgedale Drive, PMB 147
       Minnetonka, MN 55305



       David E. Harper                             Senior Vice President            None

       150 Old Franklin School Road

       Pittstown, NJ 08867



H      Mary Pat Harris                             Vice President                   None



       Robert J. Hartig, Jr.                       Regional Vice President          None

       8504 Scenic View Drive, Apt. 103

       Fishers, IN 46038



       Steven J. Hipsley                           Regional Vice President          None

       14 Dyer Switch Road

       Saratoga Springs, NY 12866



       Ronald R. Hulsey                            Senior Vice President            None

       6202 Llano

       Dallas, TX  75214



       Robert S. Irish                             Vice President                   None

       1225 Vista Del Mar Drive

       Delray Beach, FL  33483



       Michael J. Johnston                         Director                         None

       630 Fifth Avenue, 36th Floor

       New York, NY  10111



B      Damien M. Jordan                            Senior Vice President            None



       John P. Keating                             Regional Vice President          None

       2285 Eagle Harbor Parkway

       Orange Park, FL 30073



       Dorothy Klock                               Vice President                   None

       555 Madison Avenue, 29th Floor

       New York, NY 10022



       Dianne L. Koske                             Assistant Vice President

       122 Clydesdale Court

       Hampton, VA 23666



       Andrew R. LeBlanc                           Regional Vice President          None

       78 Eton Road

       Garden City, NY 11530



B      Karl A. Lewis                               Vice President                   None



       T. Blake Liberty                            Vice President                   None

       5506 East Mineral Lane

       Littleton, CO  80122



       Mark J. Lien                                Regional Vice President          None

       1103 Tulip Tree Lane

       West Des Moines, IA 50266



L      Lorin E. Liesy                              Vice President                   None



I      Kelle Lindenberg                            Assistant Vice President         None



       Louis K. Linquata                           Regional Vice President          None

       5214 Cass Street

       Omaha, NE 68132



LW     Robert W. Lovelace                          Director                         None



       Brendan T. Mahoney                          Regional Vice President          None

       29 Harvard Drive

       Sudbury, MA 01776



       Stephen A. Malbasa                          Director, Senior Vice            None
                                                   President

       13405 Lake Shore Blvd.

       Cleveland, OH  44110



       Steven M. Markel                            Senior Vice President            None

       5241 South Race Street

       Greenwood Village, CO  80121



L      J. Clifton Massar                           Director, Senior Vice            None
                                                   President



       James R. McCrary                            Regional Vice President          None

       28812 Crestridge

       Rancho Palos Verdes, CA 90275



L      Scott F. McIntyre                           Senior Vice President            None



S      John V. McLaughlin                          Senior Vice President            None



       Terry W. McNabb                             Vice President                   None

       2002 Barrett Station Road

       St. Louis, MO  63131



       Scott M. Meade                              Regional Vice President          None

       P.O. Box 122

       Rye Beach, NH 03871



       Monty L. Moncrief                           Regional Vice President          None

       55 Chandler Creek Court

       The Woodlands, TX 77381



       William E. Noe                              Vice President                   None

       304 River Oaks Road

       Brentwood, TN  37027



       Peter A. Nyhus                              Vice President                   None

       3084 Wilds Ridge Court

       Prior Lake, MN  55372



       Eric P. Olson                               Vice President                   None

       62 Park Drive

       Glenview, IL  60025



       Jeffrey A. Olson                            Regional Vice President          None

       930 S. Cowley Street, #305

       Spokane, WA 99202



       Gary A. Peace                               Regional Vice President          None

       291 Kaanapali Drive

       Napa, CA 94558



       Samuel W. Perry                             Regional Vice President          None

       4730 East Indian School Road

       Suite 120

       Phoenix, AZ 85018



       David K. Petzke                             Regional Vice President          None

       4016 Saint Lucia Street

       Boulder, CO 80301



       Fredric Phillips                            Senior Vice President            None

       175 Highland Avenue, 4th Floor

       Needham, MA  02494



B      Candance D. Pilgrim                         Assistant Vice President         None



       Carl S. Platou                              Vice President                   None

       7455 80th Place, S.E.

       Mercer Island, WA  98040



S      Richard P. Prior                            Vice President                   None



       Mark S. Reischmann                          Regional Vice President          None

       5485 East Mineral Lane

       Littleton, CO 80122



       Steven J. Reitman                           Senior Vice President            None

       212 The Lane

       Hinsdale, IL  60521



       Brian A. Roberts                            Vice President                   None

       418 S. Royal Street

       Alexandria, VA 22314



L      Julie D. Roth                               Vice President                   None



L      James F. Rothenberg                         Director                         None



       Douglas F. Rowe                             Vice President                   None

       414 Logan Ranch Road

       Georgetown, TX  78628



       Christopher S. Rowey                        Vice President                   None

       10538 Cheviot Drive

       Los Angeles, CA  90064



H      Steve Rubin                                 Assistant Vice President         None



       Dean B. Rydquist                            Senior Vice President            None

       1080 Bay Pointe Crossing

       Alpharetta, GA  30005



       Richard R. Samson                           Senior Vice President            None

       4604 Glencoe Avenue, #4

       Marina del Rey, CA  90292



       Paul V. Santoro                             Regional Vice President          None

       17 Willow Street

       Boston, MA 02108



       Joseph D. Scarpitti                         Vice President                   None

       31465 St. Andrews

       Westlake, OH  44145



       Shannon D. Schofield                        Regional Vice President          None

       201 McIver Street

       Greenville, SC 29601



S      Sherrie Senft                               Vice President                   None



L      R. Michael Shanahan                         Director                         None



       Brad Short                                  Regional Vice President          None

       1601 Seal Way

       Seal Beach, CA 90740



       David W. Short                              Chairman of the Board and        None

       1000 RIDC Plaza, Suite 212                  Co-Chief Executive Officer

       Pittsburgh, PA 15238



       William P. Simon                            Senior Vice President            None

       912 Castlehill Lane

       Devon, PA 19333



       Jerry L. Slater                             Regional Vice President          None

       4152 42nd Avenue, NE

       Seattle, WA 98105



       Rodney G. Smith                             Senior Vice President            None

       5520 Frankford Court

       Dallas, TX  75252



       Anthony L. Soave                            Regional Vice President          None

       8831 Morning Mist Drive

       Clarkston, MI 48348



L      Therese L. Soullier                         Assistant Vice President         None



       Nicholas D. Spadaccini                      Vice President                   None

       855 Markley Woods Way

       Cincinnati, OH  45230



L      Kristen J. Spazafumo                        Assistant Vice President         None



       Daniel S. Spradling                         Senior Vice President            None

       181 Second Avenue

       Suite 228

       San Mateo, CA  94401



B      Raymond Stein                               Assistant Vice President         None



LW     Eric H. Stern                               Director                         None



       Brad Stillwagon                             Regional Vice President          None

       2438 Broadmeade Road

       Louisville, KY 40205



       Thomas A. Stout                             Vice President                   None

       1004 Ditchley Road

       Virginia Beach, VA 23451



       Craig R. Strauser                           Vice President                   None

       3 Dover Way

       Lake Oswego, OR  97034



       Francis N. Strazzeri                        Senior Vice President            None

       3021 Kensington Trace

       Tarpon Springs, FL 34689



L      Lisa F. Swaiman                             Vice President                   None



L      Drew W. Taylor                              Vice President                   None



       Gary J. Thoma                               Regional Vice President          None

       21 White Cloud

       HCR 1 Box 172-A

       Keshena, WI 54135



       Cynthia M. Thompson                         Regional Vice President          None

       4 Franklin Way

       Ladera Ranch, CA 92694



L      James P. Toomey                             Vice President                   None



I      Christopher E. Trede                        Vice President                   None



       George F. Truesdail                         Senior Vice President            None

       400 Abbotsford Court

       Charlotte, NC  28270



       Scott W. Ursin-Smith                        Vice President                   None

       60 Reedland Woods Way

       Tiburon, CA  94920



       J. David Viale                              Regional Vice President          None

       39 Old Course Drive

       Newport Beach, CA 92660



       Gerald J. Voss                              Regional Vice President          None

       The Pines at Four Hills

       3900 S. Southeastern Ave., #110

       Sioux Falls, SD 57103



       Thomas E. Warren                            Vice President                   None

       7347 Turnstone Road

       Sarasota, FL  34242



L      J. Kelly Webb                               Senior Vice President,           None

                                                   Treasurer and Controller



       Gregory J. Weimer                           Vice President                   None

       206 Hardwood Drive

       Venetia, PA  15367



B      Timothy W. Weiss                            Director                         None



SF     Gregory W. Wendt                            Director                         None



       George J. Wenzel                            Regional Vice President          None

       251 Barden Road

       Bloomfield Hills, MI 48304



H      J. D. Wiedmaier                             Assistant Vice President         None



SF     N. Dexter Williams, Jr.                     Senior Vice President            None



       Timothy J. Wilson                           Vice President                   None

       113 Farmview Place

       Venetia, PA  15367



B      Laura L. Wimberly                           Vice President                   None



H      Marshall D. Wingo                           Director, Senior Vice            None
                                                   President



L      Robert L. Winston                           Director, Senior Vice            None
                                                   President



       William R. Yost                             Senior Vice President            None

       9320 Overlook Trail

       Eden Prairie, MN  55347



       Jonathan A. Young                           Regional Vice President          None

       329 Downing Drive

       Chesapeake, VA 23322



       Scott D. Zambon                             Regional Vice President          None

       2887 Player Lane

       Tustin Ranch, CA  92782


__________

L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821.

 Registrant's records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, VA 23513.

 Registrant's records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

ITEM 29. MANAGEMENT SERVICES

 None

ITEM 30. UNDERTAKINGS

 n/a

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 10th day of May, 2002.

   CAPITAL WORLD BOND FUND, INC.
   By  /s/ Paul G. Haaga, Jr.
        (Paul G. Haaga, Jr., Chairman of the Board)

 Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on May 10, 2002, by the following persons in the capacities indicated.

         SIGNATURE                                             TITLE

(1)      Principal Executive Officer:

          /s/ Abner D. Goldstine                               President and Director

            (Abner D. Goldstine)

(2)      Principal Financial Officer
         and Principal Accounting Officer:

          /s/ Anthony W. Hynes, Jr.                            Treasurer

            (Anthony W. Hynes, Jr.)

(3)      Directors:

         Richard G. Capen, Jr.*                                Director

         H. Frederick Christie*                                Director

         Don R. Conlan*                                        Director

         Diane C. Creel*                                       Director

         Martin Fenton*                                        Director

         Leonard R. Fuller*                                    Director

          /s/ Abner D. Goldstine                               President and Director

            (Abner D. Goldstine)

          /s/ Paul G. Haaga, Jr.                               Chairman and Director

            (Paul G. Haaga, Jr.)

         Richard G. Newman*                                    Director

         Frank M. Sanchez*                                     Director


*By   /s/ Julie F. Williams
 Julie F. Williams, Attorney-in-Fact

  Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

     /s/ Kristine M. Nishiyama
     (Kristine M. Nishiyama)